                     As filed with the SEC on May 15, 1998


    Excelsior Tax-Exempt Funds, Inc. - Registration Nos. 2-93068; 811-4101

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [x]


      Excelsior Tax-Exempt Funds, Inc: Post-Effective Amendment No. 24   [x]


                                      and

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY         [x]
                                  ACT OF 1940


             Excelsior Tax-Exempt Funds, Inc.: Amendment No. 26          [x]


              (Exact Name of Registrant as Specified in Charter)

                               73 Tremont Street
                       Boston, Massachusetts 02108-3913
                   (Address of Principal Executive Offices)

                 Registrant's Telephone Number: (800) 446-1012


                            W. Bruce McConnel, III
                          Drinker Biddle & Reath LLP
                      Philadelphia National Bank Building
                             1345 Chestnut Street
                     Philadelphia, Pennsylvania 19107-3496
                    (Name and Address of Agent for Service)


It is proposed that this post-effective amendment will become effective (check appropriate box)


[ ] immediately  upon filing  pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph  (a)(1)
[ ] on (date)  pursuant  to  paragraph  (a)(1)
[X] 75 days after  filing  pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               ------------------


Title of Securities Being Registered...................... Class G Shares of
                                                             Common Stock

                             CROSS-REFERENCE SHEET

                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                       (New York Tax-Exempt Money Fund)


Form N-1A, Part A, Item                                    Prospectus Caption
-----------------------                                    ------------------

1.       Cover Page....................................... Cover Page

2.       Synopsis......................................... Prospectus Summary;
                                                           Expense Summary

3.       Condensed Financial Information.................. Yield Information

4.       General Description of Registrant................ Introduction;
                                                           Prospectus Summary;
                                                           Investment Objective
                                                           and Policies;
                                                           Portfolio
                                                           Instruments and
                                                           Other Investment
                                                           Information;
                                                           Investment
                                                           Limitations;
                                                           Description of
                                                           Capital Stock

5.       Management of the Fund........................... Management of the
                                                           Fund; Custodian and
                                                           Transfer Agent
5A.      Management's Discussion of Fund
           Performance ................................... Not Applicable

6.       Capital Stock and
           Other Securities............................... How to Purchase and
                                                           Redeem Shares;
                                                           Dividends and
                                                           Distributions;
                                                           Taxes; Description
                                                           of Capital Stock;
                                                           Miscellaneous

7.       Purchase of Securities
           Being Offered.................................. Pricing of Shares;
                                                           How to Purchase and
                                                           Redeem Shares;
                                                           Investor Programs

8.       Redemption or Repurchase......................... How to Purchase and
                                                           Redeem Shares

9.       Pending Legal Proceedings........................ Inapplicable

New York Tax-Exempt Money Fund           [Excelsior Tax-Exempt Funds, Inc. Logo]

--------------------------------------------------------------------------------
73 Tremont Street                        For initial purchase information,
Boston, Massachusetts 02108-3913         current prices, yield and performance
                                         information and existing account
                                         information, call (800) 446-1012.
                                         (From overseas, call (617) 557-8280.)

--------------------------------------------------------------------------------

This Prospectus describes the New York Tax-Exempt Money Fund (the "Fund"), a non-diversified investment portfolio offered to investors by Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund"), an open-end, management investment company.

         NEW YORK TAX-EXEMPT MONEY FUND'S investment objective is to seek a moderate level of current interest income that is exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is consistent with liquidity and stability of principal. The Fund will invest primarily in New York Municipal Obligations (as defined below), which generally have remaining maturities of 13 months or less and which meet certain ratings criteria and present minimal credit risks. The Fund may invest a significant percentage of its assets in a single issuer. Therefore, investment in the Fund may be riskier than an investment in other types of money market funds.

         The Fund is sponsored and distributed by Edgewood Services, Inc. and advised by United States Trust Company of New York and U.S. Trust Company of Connecticut (collectively, the "Investment Adviser" or "U.S. Trust").

         This Prospectus sets forth concisely the information about the Fund that a prospective investor should consider before investing. Investors should read this Prospectus and retain it for future reference. A Statement of Additional Information dated July __, 1998 and containing additional information about the Fund has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available to investors without charge by writing to the address shown above or by calling (800) 446-1012. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference in its entirety into this Prospectus. The Securities and Exchange Commission maintains a World Wide Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information regarding Excelsior Tax-Exempt Fund.

SHARES IN THE FUND ("SHARES") ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, U.S. TRUST, ITS PARENT OR AFFILIATES AND THE SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY OR OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. THE FUND SEEKS TO MAINTAIN ITS NET ASSET VALUE PER SHARE AT $1.00 FOR PURPOSES OF PURCHASES AND REDEMPTIONS, ALTHOUGH THERE CAN BE NO ASSURANCE THAT IT WILL DO SO ON A CONTINUOUS BASIS. INVESTMENT IN THE FUND INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                  July __, 1998

                                 EXPENSE SUMMARY


                                                                  New York
                                                                 Tax-Exempt
                                                                    Money
                                                                    Fund
                                                                 ----------
SHAREHOLDER TRANSACTION EXPENSES
Front-End Sales Load..........................................      None
Sales Load on Reinvested Dividends............................      None
Deferred Sales Load...........................................      None
Redemption Fees...............................................      None
Exchange Fees.................................................      None

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Advisory Fees (after fee waivers)(1)..........................      .34%
12b-1 Fees....................................................      None
Other Operating Expenses......................................
  Administrative Servicing Fee(1).............................      .01%
  Other Expenses..............................................      .25%
                                                                    ----
Total Operating Expenses (after fee waivers)(1)...............      .60%
                                                                    ====

--------------------

1. The Investment Adviser and administrators may from time to time voluntarily waive part of their respective fees, which waivers may be terminated at any time. Until further notice, the Investment Adviser and/or administrators intend to voluntarily waive fees in an amount equal to the Administrative Servicing Fee, and to further waive fees and reimburse expenses to the extent necessary for Shares of the Fund to maintain an annual expense ratio of not more than .60%. Without such fee waivers and expense reimbursements, "Advisory Fees" would be .50% and "Total Operating Expenses" would be .76%.

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption of your investment at the end of the following periods.

                                             1 Year                    3 Years
                                             ------                    -------
New York Tax-Exempt Money Fund..............   $6                        $19

         The foregoing expense summary and example are intended to assist the investor in understanding the costs and expenses that an investor in Shares of the Fund will bear directly or indirectly. The expense summary sets forth estimated advisory and other expenses payable with respect to Shares of the Fund for the current fiscal year. For more complete descriptions of the Fund's operating expenses, see "Management of the Fund" and "Expenses" in this Prospectus.

         THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE GREATER OR LOWER THAN THOSE SHOWN IN THE EXPENSE SUMMARY AND EXAMPLE.

                        INVESTMENT OBJECTIVE AND POLICIES

         The Investment Adviser will use its best efforts to achieve the investment objective of the Fund, although its achievement cannot be assured. The Fund's investment objective and, except as indicated otherwise, the policies described below may be changed by Excelsior Tax-Exempt Fund's Board of Directors without a vote of the Fund's shareholders. Certain investment limitations which cannot be changed without the requisite vote of the shareholders are set forth below under "Investment Limitations" and in the Statement of Additional Information.

         The Fund uses the amortized cost method to value securities in its portfolio and has a dollar-weighted average portfolio maturity not exceeding 90 days.

General

         The Fund is a non-diversified investment portfolio whose investment objective is to seek a moderate level of current interest income that is exempt from federal income tax and, to the extent possible, from New York State and New York City personal income taxes, as is consistent with liquidity and stability of principal.

         Under normal market conditions, at least 80% of the Fund's net assets will be invested in debt obligations issued by or on behalf of the State of New York and other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax ("Municipal Obligations"). Municipal Obligations also include tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts and partnership interests. Dividends paid by the Fund that are derived from interest on obligations that is exempt from taxation under the Constitution or statutes of New York ("New York Municipal Obligations") are exempt from regular federal, New York State and New York City personal income tax. New York Municipal Obligations include municipal securities issued by the State of New York and its political sub-divisions, as well as certain other governmental issuers such as the Commonwealth of Puerto Rico. Dividends derived from interest on Municipal Obligations other than New York Municipal Obligations are exempt from federal income tax but may be subject to New York State and New York City personal income tax (see "Taxes" below). The Fund expects that under normal market conditions, at least 65% of its total assets will be invested in New York Municipal Obligations. Portfolio securities held by the Fund generally will have remaining maturities of not more than 13 months.

         From time to time on a temporary defensive basis due to market conditions, the Fund may hold uninvested cash reserves or invest in taxable obligations in such proportions as, in the opinion of the Investment Adviser, prevailing market or economic conditions may warrant. Uninvested cash reserves will not earn income. Under normal market conditions, up to 20% of the Fund's net assets may be held in cash or invested in taxable obligations. Such obligations include: (i) obligations of the U.S. Treasury; (ii) obligations of agencies and instrumentalities of the U.S. Government; (iii) money market instruments such as certificates of deposit, commercial paper, and bankers' acceptances; (iv) repurchase agreements collateralized by U.S. Government obligations or other money market instruments; and (v) securities issued by other investment companies that invest in high-quality, short-term securities. (See "Portfolio Instruments and Other Investment Information.")

         The Fund may also invest from time to time in "private activity bonds" (see "Types of Municipal Obligations" below), the interest on which is treated as a specific tax preference item under the federal alternative minimum tax. Investments in such securities, however, will not exceed under normal market conditions 20% of the Fund's net assets when added together with any taxable investments by the Fund.

                         PORTFOLIO INSTRUMENTS AND OTHER
                             INVESTMENT INFORMATION

Quality of Investments

         The Fund invests in Municipal Obligations which are determined by the Investment Adviser to present minimal credit risks pursuant to guidelines approved by Excelsior Tax-Exempt Fund's Board of Directors. Pursuant to these guidelines, the Fund may only invest in: (i) securities in the two highest short-term rating categories of a nationally recognized statistical rating organization ("NRSRO"), provided that if a security is rated by more than one NRSRO, at least two NRSROs must rate the security in one of the two highest short-term rating categories; (ii) unrated securities determined to be of comparable quality at the time of purchase; (iii) certain money market fund shares; and (iv) U.S. Government securities (collectively, "Eligible Securities"). The rating symbols of the NRSROs which the Fund may use are described in the Appendix to the Statement of Additional Information.

Types of Municipal Obligations

         The two principal classifications of Municipal Obligations which may be held by the Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as user fees of the facility being financed. Private activity obligations are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity revenue obligations is usually directly related to the credit standing of the corporate user of the facility involved.

         The Fund's portfolio may also include "moral obligation" securities, which are usually issued by public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund -- the restoration of which is a moral commitment, but not a legal obligation of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Fund.

         The Fund may invest in tax-exempt derivative securities such as tender option bonds, custodial receipts, participations, beneficial interests in trusts and partnership interests. A typical tax-exempt derivative security involves the purchase of an interest in a pool of Municipal Obligations which interest includes a tender option, demand or other feature, allowing the Fund to tender the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to future principal or interest payments, or both, on underlying municipal securities held by a custodian and such receipts include the option to tender the underlying securities to the sponsor (usually a bank, broker-dealer or other financial institution).

Government Obligations

         Government obligations acquired by the Fund include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Such investments may include obligations issued by the Farm Credit System Financial

Assistance Corporation, the Federal Financing Bank, the General Services Administration, Federal Home Loan Banks and the Tennessee Valley Authority. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Obligations of such instrumentalities will be purchased only when the Investment Adviser believes that the credit risk with respect to the instrumentality is minimal.

         Securities issued or guaranteed by the U.S. Government have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund.

Money Market Instruments

         "Money market instruments" that may be purchased by the Fund in accordance with its investment objective and policies stated above include, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

         Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of FDIC. Investments in bank obligations are limited to the obligations of financial institutions having more than $2 billion in total assets at the time of purchase. Investments in non-negotiable time deposits are limited to no more than 5% of the value of the Fund's total assets at time of purchase, and are further subject to the overall 10% limit on illiquid securities described below under "Illiquid Securities."

Variable and Floating Rate Instruments

         The Fund may invest in variable and floating rate instruments. While there may be no active secondary market with respect to a particular instrument purchased by the Fund, the Fund may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for this or other reasons, suffer a loss with respect to such instrument. While the Fund will in general invest only in securities that mature within 13 months of the date of purchase, it may invest in variable and floating rate instruments which have nominal maturities in excess of 13 months if such instruments have demand features that comply with conditions established by the Securities and Exchange Commission ("SEC") (see "Additional Information on Portfolio Instruments--Variable and Floating Rate Instruments" in the Statement of Additional Information).

Repurchase Agreements

         The Fund may agree to purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). The Fund will enter into repurchase agreements only with financial institutions that are deemed to be creditworthy by the Investment

Adviser, pursuant to guidelines established by the Board of Directors. The Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates. Repurchase agreements with remaining maturities in excess of seven days will be considered illiquid securities and will be subject to the 10% limit described below under "Illiquid Securities."

         The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Fund at not less than the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement. Income on the repurchase agreements will be taxable.

Investment Company Securities

         The Fund may invest in securities issued by other investment companies which invest primarily in high-quality, short-term Municipal Obligations and which determine their net asset value per share based on the amortized cost or penny-rounding method. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). Except as otherwise permitted under the 1940 Act, the Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. In addition to the advisory fees and other expenses the Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, the Fund's shareholders would indirectly bear the expenses of the Fund and the other investment company, some or all of which would be duplicative. Any change by the Fund in the future with respect to their policies concerning investments in securities issued by other investment companies will be made only in accordance with the requirements of the 1940 Act.

When-Issued and Forward Transactions and Stand-by Commitments

         The Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis. These transactions involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place in the future beyond the normal settlement date at a stated price and yield. Securities purchased on a "forward commitment" or "when-issued" basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Absent unusual market conditions, "forward commitments" and "when-issued" purchases will not exceed 25% of the value of the Fund's total assets, and the length of such commitments will not exceed 45 days. The Fund does not intend to engage in "when-issued" purchases or "forward commitments" for speculative purposes, but only in furtherance of its investment objective.

         The Fund may also acquire "stand-by commitments" with respect to Municipal Obligations held by it. Under a "stand-by commitment," a dealer agrees to purchase at the Fund's option specified Municipal Obligations at a specified price. The Fund will acquire "stand-by commitments" solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. "Stand-by commitments" acquired by the Fund would be valued at zero in determining the Fund's net asset value. Further information concerning "stand-by commitments" is contained in the Statement of Additional Information under "Additional Information on Portfolio Instruments."

Borrowing and Reverse Repurchase Agreements

         The Fund may borrow funds, in an amount up to 10% of the value of its total assets, for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. The Fund may also agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). The SEC views reverse repurchase agreements as a form of borrowing. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.

Illiquid Securities

         The Fund will not knowingly invest more than 10% of the value of its net assets in securities that are illiquid. A security will be considered illiquid if it may not be disposed of within seven days at approximately the value at which the Fund has valued the security. The Fund may purchase securities which are not registered under the Securities Act of 1933, as amended (the "Act"), but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Act. Any such security will not be considered illiquid so long as it is determined by the Investment Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers are no longer interested in purchasing these restricted securities.

Risk Factors

         The Fund is required to comply with Rule 2a-7 under the 1940 Act. The Fund's compliance with the diversification provisions of that Rule is deemed to be compliance with the diversification standards of the 1940 Act. Under Rule 2a-7, with respect to 75% of the Fund's total assets, the Fund may not invest more than 5% of its assets, measured at the time of purchase, in the securities of any one issuer other than U.S. Government securities, repurchase agreements collateralized by such securities and securities subject to certain guarantees.

         The Fund may invest more than 25% of its assets in Municipal Obligations the interest on which is paid solely from revenues on similar projects if such investment is deemed necessary or appropriate by the Investment Adviser. To the extent that the Fund's assets are concentrated in Municipal Obligations payable from revenues on similar projects, the Fund will be subject to the particular risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

         The Fund is concentrated in securities issued by New York State or entities within New York State and therefore investment in the Fund may be riskier than an investment in other types of money market funds. The Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Obligations to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Obligations to meet their financial obligations.

         Certain substantial issuers of New York Municipal Obligations (including issuers whose obligations may be acquired by the Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. Although several different issues of municipal securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by Standard & Poor's Ratings Services ("S&P") and Moody's Investors Service, Inc. ("Moody's"), the most recent actions of S&P and Moody's have been to place the debt obligations of New York State on CreditWatch with positive implications and to upgrade the debt obligations of New York City, respectively. Strong demand for New York Municipal Obligations has also at times had the effect of permitting New York Municipal Obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Obligations. Although as of the date of this Prospectus, no issuers of New York Municipal Obligations are in default with respect to the payment of their municipal obligations, the occurrence of any such default could affect adversely the market values and marketability of all New York Municipal Obligations and, consequently, the net asset value of the Fund's portfolio.

         Other considerations affecting the Fund's investments in New York Municipal Obligations are summarized in the Statement of Additional Information.

         From time to time, a substantial portion of the Fund's assets may be invested in Municipal Obligations supported by credit and liquidity enhancements from banks or other financial institutions. Therefore, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

         Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax (and, with respect to New York Municipal Obligations, to the exemption of interest thereon from New York State and New York City personal income taxes) are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity of and the tax-exempt status of payments received by the Fund from tax-exempt derivatives are rendered by counsel to the respective sponsors of such derivatives. The Fund and the Investment Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

         Like other investment companies, financial and business organizations and individuals around the world, the Fund could be affected adversely if the computer systems used by the Investment Adviser and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Investment Adviser and the Fund's other service providers are taking steps to address the Year 2000 Problem with respect to the computer systems that they use. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund as a result of the Year 2000 Problem.


                             INVESTMENT LIMITATIONS

         The investment limitations set forth below are matters of fundamental policy and may not be changed without the vote of the holders of a majority of the Fund's outstanding Shares (as defined under "Miscellaneous").

         The Fund may not:

                  1. Invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax, except during defensive periods or periods of unusual market conditions;

                  2. Borrow money or mortgage, pledge, or hypothecate its assets except to the extent permitted under the 1940 Act; and

                  3. Purchase any securities which would cause more than 25% of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to domestic bank obligations or securities issued or guaranteed by the U.S. Government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such securities.

                                 *     *     *

         If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund's portfolio securities will not constitute a violation of such limitation.

         See the Statement of Additional Information for the Fund's additional fundamental investment limitations.


                                PRICING OF SHARES

         The net asset value of the Fund is determined and the Shares of the Fund are priced for purchases and redemptions as of 12:00 noon (Eastern Time) and the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). Net asset value and pricing for the Fund are determined on each day the Exchange and the Investment Adviser are open for trading ("Business Day"). Currently, the holidays which the Fund observes are New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas. Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund, by the number of its outstanding Shares. The assets in the Fund are valued by the Fund's administrators based upon the amortized cost method.


                        HOW TO PURCHASE AND REDEEM SHARES

Distributor

         Shares in the Fund are continuously offered for sale by Excelsior Tax-Exempt Fund's sponsor and distributor, Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors. The Distributor is a registered broker/dealer. Its principal business address is 5800 Corporate Drive, Pittsburgh, PA 15237-5829.

         At various times the Distributor may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will make payments to any dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or that participates in sales programs sponsored by the Distributor. The Distributor in its discretion may also from time to time, pursuant to objective criteria established by the Distributor, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of Shares of the Fund. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by the Distributor out of its own assets and not out of the assets of the Fund.

         In addition, the Distributor may offer to pay a fee from its own assets to financial institutions for the continuing investment of customers' assets in the Fund or for providing substantial marketing, sales and operational support. The support may include initiating customer accounts, participating in sales, educational and training seminars, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such payments will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution.

Purchase of Shares

         Shares in the Fund are offered without any purchase or redemption charge imposed by Excelsior Tax-Exempt Fund. The Distributor has established several procedures for purchasing Shares in order to accommodate different types of investors.

         Shares may be purchased directly by individuals ("Direct Investors") or by institutions ("Institutional Investors" and, collectively with Direct Investors, "Investors"). Shares may also be purchased by customers ("Customers") of the Investment Adviser, its affiliates and correspondent banks, and other institutions ("Shareholder Organizations") that have entered into agreements with Excelsior Tax-Exempt Fund. A Shareholder Organization may elect to hold of record Shares for its Customers and to record beneficial ownership of Shares on the account statements provided by it to its Customers. If it does so, it is the Shareholder Organization's responsibility to transmit to the Distributor all purchase orders for its Customers and to transmit, on a timely basis, payment for such orders to Chase Global Funds Services Company ("CGFSC"), the Fund's sub-transfer agent, in accordance with the procedures agreed to by the Shareholder Organization and the Distributor. Confirmations of all such Customer purchases and redemptions will be sent by CGFSC to the particular Shareholder Organization. As an alternative, a Shareholder Organization may elect to establish its Customers' accounts of record with CGFSC. In this event, even if the Shareholder Organization continues to place its Customers' purchase and redemption orders with the Funds, CGFSC will send confirmations of such transactions and periodic account statements directly to the shareholders of record. Shares in the Fund bear the expense of fees payable to Shareholder Organizations for such services. See "Management of the Fund--Shareholder Organizations."

         Customers wishing to purchase Shares through their Shareholder Organization should contact such entity directly for appropriate instructions. (For a list of Shareholder Organizations in your area, call (800) 446-1012.) An investor purchasing Shares through a registered investment adviser or certified financial planner may incur transaction charges in connection with such purchases. Such investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. Investors may also purchase Shares directly from the Distributor in accordance with procedures described below under "Purchase Procedures."

Purchase Procedures

General

         Direct Investors may purchase Shares by completing the Application for purchase of Shares accompanying this Prospectus and mailing it, together with a check payable to Excelsior Funds, to:

         Excelsior Funds
         c/o Chase Global Funds Services Company
         P.O. Box 2798
         Boston, MA  02208-2798

         Subsequent investments in an existing account in the Fund may be made at any time by sending to the above address a check payable to Excelsior Funds along with: (a) the detachable form that regularly accompanies the confirmation of a prior transaction; (b) a subsequent order form which may be obtained from CGFSC; or (c) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. Institutional Investors may purchase Shares by transmitting their purchase orders to CGFSC by telephone at (800) 446-1012 or by terminal access. Institutional Investors must pay for Shares with federal funds or funds immediately available to CGFSC.

Purchases by Wire

         Investors may also purchase Shares by wiring federal funds to CGFSC. Prior to making an initial investment by wire, an Investor must telephone CGFSC at (800) 446-1012 (from overseas, call (617) 557-8280) for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

         The Chase Manhattan Bank
         ABA #021000021
         Excelsior Funds, Account No. 9102732915
         For further credit to:
         Excelsior Funds
         Wire Control Number
         Account Registration
         (including account number)

         Investors making initial investments by wire must promptly complete the Application accompanying this Prospectus and forward it to CGFSC. Redemptions by Investors will not be processed until the completed Application for purchase of Shares has been received by CGFSC and accepted by the Distributor. Investors making subsequent investments by wire should follow the above instructions.

Other Purchase Information

         Except as provided in "Investor Programs" below, the minimum initial investment by an Investor or initial aggregate investment by a Shareholder Organization investing on behalf of its Customers is $500. The minimum subsequent investment for both types of investors is $50. Customers may agree with a particular Shareholder Organization to make a minimum purchase with respect to their accounts. Depending upon the terms of the particular account, Shareholder Organizations may charge a Customer's account fees for automatic investment and other cash management services provided. Excelsior Tax-Exempt Fund reserves the right to reject any purchase order, in whole or in part, or to waive any minimum investment requirements.

Redemption Procedures

         Customers of Shareholder Organizations holding Shares of record may redeem all or part of their investments in the Fund in accordance with procedures governing their accounts at the Shareholder Organizations. It is the responsibility of the Shareholder Organizations to transmit redemption orders to CGFSC and credit such Customer accounts with the redemption proceeds on a timely basis. Redemption orders for Institutional Investors must be transmitted to CGFSC by telephone at (800) 446-1012 or by terminal access. No charge for wiring redemption payments to Shareholder Organizations or Institutional Investors is imposed by Excelsior Tax-Exempt Fund, although Shareholder Organizations may charge a Customer's account for wiring redemption proceeds. Information relating to such redemption services and charges, if any, is available from the Shareholder Organizations. An investor redeeming Shares through a registered investment adviser or certified financial planner may incur transaction charges in connection with such redemptions. Such investors should contact their registered investment adviser or certified financial planner for further information on transaction fees. Investors may redeem all or part of their Shares in accordance with any of the procedures described below (these procedures also apply to Customers of Shareholder Organizations for whom individual accounts have been established with CGFSC).

Redemption by Mail

         Shares may be redeemed by a Direct Investor by submitting a written request for redemption to:

         Excelsior Funds
         c/o Chase Global Funds Services Company
         P.O. Box 2798
         Boston, MA  02208-2798

         A written redemption request to CGFSC must (i) state the number of Shares to be redeemed, (ii) identify the shareholder account number and tax identification number, and (iii) be signed by each registered owner exactly as the Shares are registered. If the Shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or accompanied by a duly executed stock power) and must be submitted to CGFSC together with the redemption request. A redemption request for an amount in excess of $50,000 per account, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from an eligible guarantor institution approved by CGFSC in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program ("STAMP") in order to be approved by CGFSC pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from CGFSC at (800) 446-1012 or at the address given above. CGFSC may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until CGFSC receives all required documents in proper form. Payment for Shares redeemed will ordinarily be made by mail within five Business Days after receipt by CGFSC of the redemption request in good order. Questions with respect to the proper form for redemption requests should be directed to CGFSC at (800) 446-1012 (from overseas, call (617) 557-8280).

Redemption by Wire or Telephone

         Direct Investors who have so indicated on the Application, or have subsequently arranged in writing to do so, may redeem Shares by instructing CGFSC by wire or telephone to wire the redemption proceeds directly to the Direct Investor's account at any commercial bank in the United States. Direct Investors who are shareholders of record may also redeem Shares by instructing CGFSC by telephone to mail a check for redemption proceeds of $500 or more to the shareholder of record at his or her address of record. Institutional Investors may also have their Shares redeemed by wire by instructing CGFSC by telephone at (800) 446-1012 or by terminal access. Only redemptions of $500 or more will be wired to a Direct Investor's account. The redemption proceeds for Direct Investors must be paid to the same bank and account as designated on the Application or in written instructions subsequently received by CGFSC.

         Investors may request that Shares be redeemed and redemption proceeds wired on the same day if telephone redemption instructions are received by 1:00 p.m. (Eastern Time) on the day of redemption. Shares redeemed and wired on the same day will not receive the dividend declared on the day of redemption. Redemption requests made after 12:00 p.m. (Eastern Time) will receive the dividend declared on the day of redemption, and redemption proceeds will be wired the following Business Day. To request redemption of Shares by wire, Direct Investors should call CGFSC at (800) 446-1012 (from overseas, call (617) 557-8280).

         In order to arrange for redemption by wire or telephone after an account has been opened or to change the bank or account designated to receive redemption proceeds, a Direct Investor must send a written request to Excelsior Tax-Exempt Fund, c/o CGFSC, at the address listed above under "Redemption by Mail." Such request must be signed by the Direct Investor, with signatures guaranteed (see "Redemption by Mail" above, for details regarding signature guarantees). Further documentation may be requested.

         CGFSC and the Distributor reserve the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Shares by wire or telephone may be modified or terminated at any time by Excelsior Tax-Exempt Fund, CGFSC or the Distributor. Excelsior Tax-Exempt Fund, CGFSC and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, Excelsior Tax-Exempt Fund will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration.

         During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If an Investor is unable to contact CGFSC by telephone, the Investor may also deliver the redemption request to CGFSC in writing at the address noted above under "How to Purchase and Redeem Shares--Redemption by Mail."

Redemption by Check

         Except as described in "Investor Programs" below, Direct Investors in the Fund may redeem Shares, without charge, by check drawn on the Direct Investor's Fund account. Checks may be made payable to the order of any person or organization designated by the Direct Investor and must be for amounts of $500 or more. Direct Investors will continue to earn dividends on the Shares to be redeemed until the check clears at The Chase Manhattan Bank.

         Checks are supplied free of charge, and additional checks are sent to Direct Investors upon request. Checks will be sent only to the registered owner at the address of record. Direct Investors who want the option of redeeming Shares by check must indicate this in the Application for purchase of Shares and must submit a signature card with signatures guaranteed with such Application. The signature card is included in the Application for the purchase of Shares contained in this Prospectus. In order to arrange for redemption by check after an account has been opened, a written request must be sent to Excelsior Tax-Exempt Fund, c/o CGFSC, at the address listed above under "Redemption by Mail" and must be accompanied by a signature card with signatures guaranteed (see "Redemption by Mail" above, for details regarding signature guarantees).

         Stop payment instructions with respect to checks may be given to Excelsior Tax-Exempt Fund by calling (800) 446-1012 (from overseas, call (617) 557-8280). If there are insufficient Shares in the Direct Investor's account with the Fund to cover the amount of the redemption check, the check will be returned marked "insufficient funds," and CGFSC will charge a fee of $25.00 to the account. Checks may not be used to close an account.

         If any portion of the Shares to be redeemed represents an investment made by personal check, Excelsior Tax-Exempt Fund and CGFSC reserve the right not to honor the redemption until CGFSC is reasonably satisfied that the check has been collected in accordance with the applicable banking regulations which may take up to 15 days. A Direct Investor who anticipates the need for more immediate access to his or her investment should purchase Shares by federal funds or bank wire or by certified or cashier's check. Banks normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and federal funds. If a Direct Investor's purchase check is not collected, the purchase will be cancelled and CGFSC will charge a fee of $25.00 to the Direct Investor's account.

Other Redemption Information

         Except as provided in "Investor Programs" below, Investors may be required to redeem Shares in the Fund upon 60 days' written notice if due to investor redemptions the balance in the particular account with respect to the Fund remains below $500. If a Customer has agreed with a particular Shareholder Organization to maintain a minimum balance in his or her account at the institution with respect to Shares of the Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Shareholder Organization to redeem all or part of his or her Shares to the extent necessary to maintain the required minimum balance.

         Excelsior Tax-Exempt Fund may also redeem Shares involuntarily or make payment for redemption in securities if it appears appropriate to do so in light of its responsibilities under the 1940 Act.

Effective Time of Purchases and Redemptions

         Purchase orders for Shares which are received in good order no later than 12:00 p.m. (Eastern Time) on any Business Day will be effective as of 12:00 p.m. and will receive the dividend declared on the day of purchase as long as CGFSC receives payment in federal funds prior to the close of regular trading hours on the Exchange (currently 4:00 p.m., Eastern Time). Purchase orders received in good order after 12:00 p.m. (Eastern Time) and prior to 4:00 p.m. (Eastern Time), on any Business Day for which payment in federal funds has been received by 4:00 p.m. (Eastern Time), will be effective as of 4:00 p.m., and will begin receiving dividends the following day. Purchase orders for Shares made by Direct Investors are not effective until the amount to be invested has been converted to federal funds. In those cases in which a Direct Investor pays for Shares by check, federal funds will generally become available two Business Days after a purchase order is received. In certain circumstances, Excelsior Tax-Exempt Fund may not require that amounts invested by Shareholder Organizations on behalf of their Customers or by Institutional Investors be converted into federal funds. Redemption orders are executed at the net asset value per Share next determined after receipt of the order.


                                INVESTOR PROGRAMS

Exchange Privilege

         Investors and Customers of Shareholder Organizations may, after appropriate prior authorization and without an exchange fee imposed by Excelsior Tax-Exempt Fund, exchange Shares in the Fund having a value of at least $500 for shares of any other portfolio offered by Excelsior Tax-Exempt Fund, Excelsior Funds, Inc. or for Trust Shares of Excelsior Institutional Trust, provided that such other shares may legally be sold in the state of the Investor's residence.

         Excelsior Tax-Exempt Fund currently offers 6 additional portfolios as follows:

                  Tax-Exempt Money Fund, a diversified tax-exempt money market fund seeking a moderate level of current interest income exempt from federal income taxes through investments primarily in high-quality municipal obligations maturing within 13 months;

                  Short-Term Tax-Exempt Securities Fund, a diversified fund seeking a high level of current interest income exempt from federal income taxes through investments in municipal obligations and having a dollar-weighted average portfolio maturity of 1 to 3 years;

                  Intermediate-Term Tax-Exempt Fund, a diversified fund seeking a high level of current income exempt from federal income taxes through investments in municipal obligations and having a dollar-weighted average portfolio maturity of 3 to 10 years;

                  Long-Term Tax-Exempt Fund, a diversified fund seeking to maximize current interest income exempt from federal income taxes through investments in municipal obligations and having a dollar-weighted average portfolio maturity of 10 to 30 years;

                  New York Intermediate-Term Tax-Exempt Fund, a non-diversified fund designed to provide New York investors with a high level of current interest income exempt from federal and, to the extent possible, New York State and New York City income taxes; this fund invests primarily in New York municipal obligations and has a dollar-weighted average portfolio maturity of 3 to 10 years; and

                  California Tax-Exempt Income Fund, a non-diversified fund designed to provide California investors with as high a level of current interest income exempt from federal and, to the extent possible, California State personal income taxes as is consistent with relative stability of principal; this fund invests primarily in California municipal obligations and has a dollar-weighted average portfolio maturity of 3 to 10 years.

                  Excelsior Funds, Inc. currently offers 18 investment portfolios as follows:

                  Money Fund, a money market fund seeking as high a level of current income as is consistent with liquidity and stability of principal through investments in high-quality money market instruments maturing within 13 months;

                  Government Money Fund, a money market fund seeking as high a level of current income as is consistent with liquidity and stability of principal through investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations;

                  Treasury Money Fund, a money market fund seeking current income generally exempt from state and local income taxes through investments in direct short-term obligations issued by the U.S. Treasury and certain agencies or instrumentalities of the U.S. Government;

                  Short-Term Government Securities Fund, a fund seeking a high level of current income by investing principally in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations, and having a dollar-weighted average portfolio maturity of 1 to 3 years;

                  Intermediate-Term Managed Income Fund, a fund seeking a high level of current interest income by investing principally in investment grade or better debt obligations and money market instruments, and having a dollar-weighted average portfolio maturity of 3 to 10 years;

                  Managed Income Fund, a fund seeking higher current income primarily through investments in investment grade debt obligations, U.S. Government obligations and money market instruments;

                  Blended Equity Fund, a fund seeking long-term capital appreciation through investments in a diversified portfolio of primarily equity securities;

                  Income and Growth Fund, a fund seeking to provide moderate current income and to achieve capital appreciation as a secondary objective by investing in common stock, preferred stock and securities convertible into common stock;

                  Energy and Natural Resources Fund, a non-diversified fund seeking long-term capital appreciation by investing in companies that are in the energy and other natural resources groups of industries;

                  Value and Restructuring Fund, a fund seeking long-term capital appreciation by investing in companies benefitting from their restructuring or redeployment of assets and operations in order to become more competitive or profitable;

                  Large Cap Growth Fund, a fund seeking superior, risk-adjusted total return by investing in larger companies whose growth prospects, in the opinion of its investment adviser, appear to exceed that of the overall market;

                  Real Estate Fund, a non-diversified fund seeking current income and long-term capital appreciation by investing in real estate investment trusts and other companies principally engaged in the real estate business;

                  Small Cap Fund, a fund seeking long-term capital appreciation by investing primarily in companies with capitalization of $1 billion or less;

                  International Fund, a fund seeking total return derived primarily from investments in foreign equity securities;

                  Latin America Fund, a fund seeking long-term capital appreciation through investments in companies and securities of governments based in all countries in Central and South America;

                  Pacific/Asia Fund, a fund seeking long-term capital appreciation through investments in companies and securities of governments based in Asia and on the Asian side of the Pacific Ocean;

                  Pan European Fund, a fund seeking long-term capital appreciation through investments in companies and securities of governments based in Europe; and

                  Emerging Markets Fund, a fund seeking long-term capital appreciation through investments primarily in equity securities of emerging country issuers.

         Excelsior Institutional Trust currently offers Trust Shares in the following investment portfolios:

                  Optimum Growth Fund, a fund seeking superior, risk-adjusted total return through investments in a diversified portfolio of equity securities whose growth prospects, in the opinion of its investment adviser, appear to exceed that of the overall market;

                  Value Equity Fund, a fund seeking long-term capital appreciation through investments in a diversified portfolio of equity securities whose market value, in the opinion of its investment adviser, appears to be undervalued relative to the marketplace;

                  Balanced Fund, a fund seeking a high total return from a diversified portfolio of equity and fixed income securities; and

                  International Equity Fund, a fund seeking long-term capital appreciation through investment in a diversified portfolio of marketable foreign securities.

         An exchange involves a redemption of all or a portion of the Shares in the Fund and the investment of the redemption proceeds in shares of another portfolio of Excelsior Tax-Exempt Fund, Excelsior Funds, Inc. or Excelsior Institutional Trust. The redemption will be made at the per Share net asset value of the Shares being redeemed next determined after the exchange request is received in good order. The shares of the portfolio to be acquired will be purchased at the per share net asset value of those shares next determined after receipt of the exchange request in good order.

         Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in the Fund. For further information regarding exchange privileges, shareholders should call
(800) 446-1012 (from overseas, call (617) 557-8280). Investors exercising the exchange privilege with the other portfolios of Excelsior Tax-Exempt Fund, Excelsior Funds, Inc. or Excelsior Institutional Trust should request and review the prospectuses of such funds. Such prospectuses may be obtained by calling the numbers listed above. In order to prevent abuse of this privilege to the disadvantage of other shareholders, Excelsior Tax-Exempt Fund, Excelsior Funds, Inc. and Excelsior Institutional Trust reserve the right to limit the number of exchange requests of Investors and Customers of Shareholder Organizations to no more than six per year. Excelsior Tax-Exempt Fund may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request.

         Exchanges by Telephone. For shareholders who have previously selected the telephone exchange option, an exchange order may be placed by calling (800) 446- 1012 (from overseas, please call (617) 557-8280). By establishing the telephone exchange option, a shareholder authorizes CGFSC and the Distributor to act upon telephone instructions believed to be genuine. Excelsior Tax-Exempt Fund, Excelsior Funds, Inc., Excelsior Institutional Trust, CGFSC and the Distributor are not responsible for the authenticity of exchange requests received by telephone that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, Excelsior Tax-Exempt Fund, Excelsior Funds, Inc. or Excelsior Institutional Trust will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration.

Systematic Withdrawal Plan

         An Investor who owns Shares of the Fund with a value of $10,000 or more may establish a Systematic Withdrawal Plan. The Investor may request a declining-balance withdrawal, a fixed-dollar withdrawal, a fixed-share withdrawal, or a fixed-percentage withdrawal (based on the current value of Shares in the account) on a monthly, quarterly, semi-annual or annual basis. To initiate the Systematic Withdrawal Plan, an Investor must complete the Supplemental Application contained in this Prospectus and mail it to CGFSC at the address given above. Further information on establishing a Systematic Withdrawal Plan may be obtained by calling (800) 446-1012 (from overseas, call
(617) 557-8280).

         Shareholder Organizations may, at their discretion, establish similar systematic withdrawal plans with respect to the Shares held by their Customers.

Information about such plans and the applicable procedures may be obtained by Customers directly from their Shareholder Organizations.

Retirement Plans

         Shares are available for purchase by Investors in connection with the following tax-deferred prototype retirement plans offered by United States Trust Company of New York:

                  IRAs (including "rollovers" from existing retirement plans) for individuals and their spouses;

                  Profit Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

                  Keogh Plans for self-employed individuals.

         Investors investing in the Fund pursuant to Profit Sharing and Money-Purchase Plans and Keogh Plans are not subject to the minimum investment and forced redemption provisions described above. The minimum initial investment for IRAs is $250 and the minimum subsequent investment is $50. Detailed information concerning eligibility, service fees and other matters related to these plans can be obtained by calling (800) 446-1012 (from overseas, call (617) 557-8280). Customers of Shareholder Organizations may purchase Shares of the Fund pursuant to retirement plans if such plans are offered by their Shareholder Organizations.

Automatic Investment Program

         The Automatic Investment Program permits Investors to purchase Shares (minimum of $50 per transaction) at regular intervals selected by the Investor. The minimum initial investment for an Automatic Investment Program account is $50. Provided the Investor's financial institution allows automatic withdrawals, Shares are purchased by transferring funds from an Investor's checking, bank money market or NOW account designated by the Investor. At the Investor's option, the account designated will be debited in the specified amount, and Shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days.

         To establish an Automatic Investment account, an Investor must complete the Supplemental Application contained in this Prospectus and mail it to CGFSC. An Investor may cancel his participation in this Program or change the amount of purchase at any time by mailing written notification to CGFSC, P.O. Box 2798, Boston, MA 02208-2798 and notification will be effective three Business Days following receipt. Excelsior Tax-Exempt Fund may modify or terminate this privilege at any time or charge a service fee, although no such fee currently is contemplated.


                           DIVIDENDS AND DISTRIBUTIONS

         The net investment income of the Fund is declared daily as a dividend to the persons who are shareholders of the Fund immediately after the 12:00 p.m. pricing of Shares on the day of declaration. All such dividends are paid within ten days after the end of each month or within seven days after the redemption of all of a shareholder's Shares of the Fund. For dividend purposes, the Fund's investment income is reduced by accrued expenses directly attributable to the Fund and the general expenses of Excelsior Tax-Exempt Fund prorated to the Fund on the basis of its relative net assets. Net realized capital gains, if any, are distributed at least annually.

         All dividends and distributions paid on Shares held of record by the Investment Adviser and its affiliates or correspondent banks will be paid in cash. Direct and Institutional Investors and Customers of other Shareholder Organizations will receive dividends and distributions in additional Shares of the Fund on which the dividend is paid or the distribution is made (as determined on the payable date), unless they have requested in writing (received by CGFSC at Excelsior Tax-Exempt Fund's address prior to the payment date) to receive dividends and distributions in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.


                                      TAXES

Federal

         The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

         Qualification as a regulated investment company under the Code requires, among other things, that the Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its exempt-interest income (if any) net of certain deductions for each taxable year. In general, the Fund's investment company taxable income will be its taxable income (including interest) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Because all of the Fund's net investment income is expected to be derived from earned interest, it is anticipated that no part of any distributions will be eligible for the dividends received deduction for corporations.

         Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

         The Fund's policy is to pay dividends each year equal to at least the sum of 90% of its net exempt-interest income and 90% of its investment company taxable income, if any. Dividends derived from exempt-interest income ("exempt-interest dividends") may be treated by the Fund's shareholders as items of interest excludable from their gross income under Section 103(a) of the Code, unless, under the circumstances applicable to the particular shareholder, exclusion would be disallowed. (See Statement of Additional Information under "Additional Information Concerning Taxes.")

         If the Fund should hold certain "private activity bonds" issued after August 7, 1986, the portion of dividends paid by the Fund which is attributable to interest on such bonds must be included in a shareholder's federal alternative minimum taxable income, as an item of tax preference, for the purpose of determining liability (if any) for the 26% to 28% alternative minimum tax for individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders must also take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum tax purposes. Shareholders receiving Social Security benefits should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

         Dividends payable by the Fund which are derived from taxable income or from long-term or short-term capital gains, if any, will be subject to federal income tax, whether such dividends are paid in the form of cash or additional Shares.

         If a shareholder holds Shares of the Fund for six months or less and during that time receives an exempt-interest dividend on those Shares, any loss recognized on the sale or exchange of those Shares will be disallowed to the extent of the exempt-interest dividend.

New York

         Exempt-interest dividends (as defined for federal income tax purposes) derived from interest on New York Municipal Obligations (as defined above) will be exempt from New York State and New York City personal income taxes (but not corporate franchise taxes), provided the interest on such obligations is and continues to be exempt from applicable federal, New York State and New York City income taxes. To the extent that investors are subject to state and local taxes outside of New York State and New York City, distributions by the Fund may be taxable income for purposes thereof. Dividends and distributions derived from income (including capital gains on all New York Municipal Obligations) other than interest on the New York Municipal Obligations described above are not exempt from New York State and New York City taxes.

         Interest on indebtedness incurred or continued by a shareholder to purchase or carry Shares of the Fund generally is not deductible for federal, New York State or New York City personal income tax purposes.

Miscellaneous

         The foregoing summarizes some of the important tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situations. Shareholders will be advised annually as to the federal, New York State and New York City personal income tax consequences of distributions made each year.


                             MANAGEMENT OF THE FUND

         The business and affairs of the Fund are managed under the direction of Excelsior Tax-Exempt Fund's Board of Directors. The Statement of Additional Information contains the names of and general background information concerning Excelsior Tax-Exempt Fund's directors.

Investment Adviser

         United States Trust Company of New York ("U.S. Trust New York") and U.S. Trust Company of Connecticut ("U.S. Trust Connecticut" and, collectively with U.S. Trust New York, "U.S. Trust" or the "Investment Adviser") serve as the Investment Adviser to the Fund. U.S. Trust New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Connecticut is a Connecticut state bank and trust company. U.S. Trust New York and U.S. Trust Connecticut are wholly-owned subsidiaries of U.S. Trust Corporation, a registered bank holding company.

         The Investment Adviser provides trust and banking services to individuals, corporations, and institutions both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On December 31, 1997, the Asset Management Groups of U.S. Trust New York and U.S. Trust Connecticut had approximately $61.2 billion in aggregate assets under management. U.S. Trust New York has its principal offices at 114 W. 47th Street, New York, New York 10036. U.S. Trust Connecticut has its principal offices at 225 High Ridge Road, East Building, Stamford, Connecticut 06905.

         The Investment Adviser manages the Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains records relating to such purchases and sales. For the services provided and expenses assumed pursuant to its Investment Advisory Agreement, the Investment Adviser is entitled to a fee, computed daily and paid monthly, at the annual rate of .50% of the Fund's average daily net assets.

         From time to time, the Investment Adviser may voluntarily waive all or a portion of the advisory fees payable to it by the Fund, which waiver may be terminated at any time. See "Management of the Fund--Shareholder Organizations" for additional information on fee waivers.

Administrators

         CGFSC, Federated Administrative Services and U.S. Trust Connecticut serve as the Fund's administrators (the "Administrators") and provide it with general administrative and operational assistance. The Administrators also serve as administrators of the other portfolios of Excelsior Tax-Exempt Fund and of all the portfolios of Excelsior Funds, Inc. and Excelsior Institutional Trust, which are also advised by the Investment Adviser and its affiliates and distributed by the Distributor. For the services provided to all portfolios of Excelsior Tax-Exempt Fund, Excelsior Funds, Inc. and Excelsior Institutional Trust (except the international portfolios of Excelsior Funds, Inc. and Excelsior Institutional Trust), the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Tax-Exempt Fund, Excelsior Funds, Inc. and Excelsior Institutional Trust (excluding the international portfolios of Excelsior Funds, Inc. and Excelsior Institutional Trust) as follows:

                 Combined Aggregate Average Daily Net Assets of
              Excelsior Tax-Exempt Fund, Excelsior Funds, Inc. and
                  Excelsior Institutional Trust (excluding the
                international portfolios of Excelsior Funds, Inc.
                        and Excelsior Institutional Trust)           Annual Fee
                        ----------------------------------           ----------


first $200 million..................................................  .200%
next $200 million...................................................  .175%
over $400 million...................................................  .150%

         Administration fees payable to the Administrators by each portfolio of Excelsior Tax-Exempt Fund, Excelsior Funds, Inc. and Excelsior Institutional Trust are allocated in proportion to their relative average daily net assets at the time of determination. From time to time, the Administrators may voluntarily waive all or a portion of the administration fee payable to them by the Fund, which waivers may be terminated at any time. See "Management of the Fund--Shareholder Organizations" for additional information on fee waivers.

Shareholder Organizations

         As described above under "Purchase of Shares," Excelsior Tax-Exempt Fund has agreements with certain Shareholder Organizations--firms that provide services, which may include acting as record shareholder, to their Customers who beneficially own Shares. As a consideration for these services, the Fund will pay the Shareholder Organization an administrative service fee up to the annual rate of .40% of the average daily net asset value of its Shares held by the Shareholder Organization's Customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Fund--Shareholder Organizations," may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with Customer orders to purchase, exchange or redeem Shares; and providing periodic statements. It is the responsibility of Shareholder Organizations to advise Customers of any fees that they may charge in connection with a Customer's investment. Until further notice, the Investment Adviser and Administrators have voluntarily agreed to waive fees payable by the Fund in an aggregate amount equal to administrative service fees payable by the Fund.

Banking Laws

         Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Shares of the Fund, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company, or from purchasing shares of such company for and upon the order of customers. The Investment Adviser, CGFSC and certain Shareholder Organizations may be subject to such banking laws and regulations. State securities laws may differ from the interpretations of federal law discussed in this paragraph and banks and financial institutions may be required to register as dealers pursuant to state law.

         Should legislative, judicial, or administrative action prohibit or restrict the activities of the Investment Adviser or other Shareholder Organizations in connection with purchases of Fund Shares, the Investment Adviser and such Shareholder Organizations might be required to alter materially or discontinue the investment services offered by them to Customers. It is not anticipated, however, that any resulting change in the Fund's method of operations would affect its net asset value per Share or result in financial loss to any shareholder.


                          DESCRIPTION OF CAPITAL STOCK

         Excelsior Tax-Exempt Fund (formerly UST Master Tax-Exempt Funds, Inc.) was organized as a Maryland corporation on August 8, 1984. Currently, Excelsior Tax-Exempt Fund has authorized capital of 14 billion shares of Common Stock, $.001 par value per share, classified into 7 classes of shares representing 7 investment portfolios currently being offered. Excelsior Tax-Exempt Fund's Charter authorizes the Board of Directors to classify or reclassify any class of shares of Excelsior Tax-Exempt Fund into one or more classes or series. Shares of Class G Common Stock represent interests in the Fund's Shares.

         Each Share represents an equal proportionate interest in the Fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of Excelsior Tax-Exempt Fund's Board of Directors.

         Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise expressly required by law.

         Certificates for Shares will not be issued unless expressly requested in writing to CGFSC and will not be issued for fractional Shares.

         As of May 1, 1998, U.S. Trust and its affiliates held of record substantially all of Excelsior Tax-Exempt Fund's outstanding shares as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares.

                          CUSTODIAN AND TRANSFER AGENT

         The Chase Manhattan Bank ("Chase"), a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Fund's assets. Communications to the custodian should be directed to Chase, Mutual Funds Service Division, 3 Chase MetroTech Center, 8th Floor, Brooklyn, NY 11245.

         U.S. Trust New York serves as the Fund's transfer and dividend disbursing agent. U.S. Trust New York has also entered into a sub-transfer agency arrangement with CGFSC, 73 Tremont Street, Boston, Massachusetts 02108-3913, pursuant to which CGFSC provides certain transfer agent, dividend disbursement and registrar services to the Fund.

                                    EXPENSES

         Except as otherwise noted, the Investment Adviser and the Administrators bear all expenses in connection with the performance of their services. The Fund bears the expenses incurred in its operations. Expenses of the Fund include taxes; interest; fees (including fees paid to Excelsior Tax-Exempt Fund's Directors and officers who are not affiliated with the Distributor or the Administrators); SEC fees; state securities qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders; advisory, administration and administrative servicing fees; charges of the custodian, transfer agent, and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of shareholder reports and shareholder meetings; and any extraordinary expenses. The Fund also pays for brokerage fees and commissions in connection with the purchase of portfolio securities.

                                YIELD INFORMATION

         From time to time, in advertisements or in reports to shareholders, the yields of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indexes or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the yields of the Fund may be compared to the applicable averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds.

         Yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the Fund's yields.

         The Fund may advertise its seven-day yield which refers to the income generated over a particular seven-day period identified in the advertisement by an investment in the Fund. This income is annualized, i.e., the income during a particular week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, income is assumed to be reinvested, thereby making the effective yield slightly higher because of the compounding effect of the assumed reinvestment.

         In addition, the Fund may from time to time advertise its "tax-equivalent yield" to demonstrate the level of taxable yield necessary to produce an after-tax yield equivalent to that achieved by the Fund. This yield is computed by increasing the Fund's yield (calculated as above) by the amount necessary to reflect the payment of federal, New York State and New York City income taxes at stated tax rates.

         Yields will fluctuate and any quotation of yield should not be considered as representative of the Fund's future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in the Fund with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by Shareholder Organizations with respect to accounts of Customers that have invested in Shares will not be included in calculations of yield.


                                  MISCELLANEOUS

         Shareholders will receive unaudited semiannual reports describing the Fund's investment operations and annual financial statements audited by the Fund's independent auditors.

         As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of the Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

         Inquiries regarding the Fund may be directed to the Distributor at the address listed under "Distributor."

                    INSTRUCTIONS FOR NEW ACCOUNT APPLICATION

Opening Your Account:

   Complete the Application(s) and mail to:    For Overnight Delivery: send to:

   Excelsior Funds                             Excelsior Funds
   c/o Chase Global Funds                      c/o Chase Global Funds
    Services Company                             Services Company
   P.O. Box 2798                               73 Tremont Street
   Boston, MA  02208-2798                      Boston, MA  02108-3913

         Please enclose with the Application(s) your check made payable to the "Excelsior Funds" in the amount of your investment.

         For direct wire purchases please refer to the section of the Prospectus entitled "How to Purchase and Redeem Shares--Purchase Procedures."

Minimum Investments:

         Except as provided in the Prospectus, the minimum initial investment is $500; subsequent investments must be in the minimum amount of $50. Investments may be made in excess of these minimums.

Redemptions:

         Shares can be redeemed in any amount and at any time in accordance with procedures described in that Prospectus. In the case of shares recently purchased by check, redemption proceeds will not be made available until the transfer agent is reasonably assured that the check has been collected in accordance with applicable banking regulations.

         Certain legal documents will be required from corporations or other organizations, executors and trustees, or if redemption is requested by anyone other than the shareholder of record. Written redemption requests in excess of $50,000 per account must be accompanied by signature guarantees.

Signatures:  Please be sure to sign the Application(s).

         If the shares are registered in the name of:
                  -  an individual, the individual should sign.
                  -  joint tenants, both tenants should sign.
                  -  a custodian for a minor, the custodian should sign.
                  -  a corporation or other organization, an authorized officer should sign (please indicate corporate office or title).*
                  -  a trustee or other fiduciary, the fiduciary or fiduciaries should sign (please indicate capacity).*
         * A corporate resolution or appropriate certificate may be required.

Questions:

         If you have any questions regarding the Application or redemption requirements, please contact the sub-transfer agent at (800) 446-1012 between 9:00 a.m. and 5:00 p.m. (Eastern Time).

                                TABLE OF CONTENTS


                                                                       PAGE
                                                                       ----

EXPENSE SUMMARY.......................................................
INVESTMENT OBJECTIVE AND POLICIES.....................................
PORTFOLIO INSTRUMENTS AND OTHER
  INVESTMENT INFORMATION..............................................
INVESTMENT LIMITATIONS................................................
PRICING OF SHARES.....................................................
HOW TO PURCHASE AND REDEEM SHARES.....................................
INVESTOR PROGRAMS.....................................................
DIVIDENDS AND DISTRIBUTIONS...........................................
TAXES    .............................................................
MANAGEMENT OF THE FUND................................................
DESCRIPTION OF CAPITAL STOCK..........................................
CUSTODIAN AND TRANSFER AGENT..........................................
EXPENSES .............................................................
YIELD INFORMATION.....................................................
MISCELLANEOUS.........................................................
INSTRUCTIONS FOR NEW ACCOUNT
  APPLICATION.........................................................



No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the Fund's Statement of Additional Information incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by Excelsior Tax-Exempt Fund or its Distributor. This Prospectus does not constitute an offering by Excelsior Tax-Exempt Fund or by its Distributor in any jurisdiction in which such offering may not lawfully be made.










USTNYMM798

                        EXCELSIOR TAX-EXEMPT FUNDS, INC.

                         New York Tax-Exempt Money Fund



                       STATEMENT OF ADDITIONAL INFORMATION



                                  July __, 1998








This Statement of Additional Information is not a prospectus but should be read in conjunction with the current prospectus for the New York Tax-Exempt Money Fund (the "Fund") of Excelsior Tax-Exempt Funds, Inc. ("Excelsior Tax-Exempt Fund") dated July __, 1998 (the "Prospectus"). Much of the information contained in this Statement of Additional Information expands upon the subjects discussed in the Prospectus. No investment in shares of the Fund described herein ("Shares") should be made without reading the Prospectus. A copy of the Prospectus may be obtained by writing Excelsior Tax-Exempt Fund c/o Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108-3913 or by calling
(800) 446-1012.

                                TABLE OF CONTENTS

                                                                                                               Page

INVESTMENT OBJECTIVE AND POLICIES...............................................................................
         Additional Information on Portfolio Instruments........................................................
         Special Considerations Relating to New York Municipal
                Obligations......................................................................................
         Additional Investment Limitations......................................................................

NET ASSET VALUE AND NET INCOME..................................................................................

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..................................................................

INVESTOR PROGRAMS...............................................................................................
         Systematic Withdrawal Plan.............................................................................
         Exchange Privilege.....................................................................................
         Other Investor Programs................................................................................

DESCRIPTION OF CAPITAL STOCK....................................................................................

MANAGEMENT OF THE FUND..........................................................................................
         Directors and Officers.................................................................................
         Investment Advisory and Administration Agreements......................................................
         Shareholder Organizations..............................................................................
         Expenses...............................................................................................
         Custodian and Transfer Agent...........................................................................

PORTFOLIO TRANSACTIONS..........................................................................................

INDEPENDENT AUDITORS............................................................................................

COUNSEL  .......................................................................................................

ADDITIONAL INFORMATION CONCERNING TAXES.........................................................................

YIELD INFORMATION...............................................................................................

MISCELLANEOUS...................................................................................................

APPENDIX A....................................................................................................  A-1

                        INVESTMENT OBJECTIVE AND POLICIES


                  The investment objective and policies of the Fund are described in the Prospectus. The following information supplements the description of the investment objective and policies as set forth in the Prospectus.

Additional Information on Portfolio Instruments

                  Municipal Obligations

                  Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term "Municipal Obligations" only if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

                  The Fund may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate Municipal Obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal security at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond's fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment. The Fund may hold tax-exempt derivatives, such as participation interests and custodial receipts, for Municipal Obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinion of counsel to the sponsors of such derivative securities. Neither the Fund nor its investment adviser will independently review the underlying proceedings related to the creation of any tax-exempt derivatives or the bases for such opinion.

         Before purchasing a tax-exempt derivative for the Fund, the investment adviser is required by the Fund's Amortized Cost Procedures to conclude that the tax-exempt security and the supporting short-term obligation involve minimal credit risks and are Eligible Securities under the Procedures. In evaluating the creditworthiness of the entity obligated to purchase the tax-exempt security, the investment adviser will review periodically the entity's relevant financial information.

                  The two principal classifications of Municipal Obligations are "general obligations" and "revenue" issues, but the Fund's portfolio may also include "moral obligation" issues. There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of nationally recognized statistical rating organizations ("NRSROs") such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") described in the Prospectus and Appendix hereto represent their opinion as to the quality of Municipal Obligations. It should be emphasized that these ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate, and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Fund, an issue of Municipal Obligations may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by the Fund. The Investment Adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

                  The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities, and each multistate agency of which a state is a member, is a separate "issuer" as that term is used in this Statement of Additional Information and the Prospectus. An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

                  Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

                  Among other instruments, the Fund may purchase short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Fund may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds, to the extent consistent with the maturity restrictions applicable to it.

                  From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Excelsior Tax-Exempt Fund cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially adversely affect the availability of Municipal Obligations for investment by the Fund and the liquidity and value of its portfolio. In such an event, Excelsior Tax-Exempt Fund would re-evaluate the Fund's investment objective and policies and consider possible changes in its structure or possible dissolution.

                  Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor the Investment Adviser will review the proceedings relating to the issuance of Municipal Obligations or the basis for such opinions.

                  Insured Municipal Obligations

                  The Fund may purchase Municipal Obligations which are insured as to timely payment of principal and interest at the time of purchase. The insurance policies will usually be obtained by the issuer of the bond at the time of its original issuance. Bonds of this type will be acquired only if at the time of purchase they satisfy quality requirements generally applicable to Municipal Obligations as described in the Prospectus. Although insurance coverage for the Municipal Obligations held by the Fund reduces credit risk by insuring that the Fund will receive timely payment of principal and interest, it does not protect against market fluctuations caused by changes in interest rates and other factors. The Fund may invest more than 25% of its net assets in Municipal Obligations covered by insurance policies.

                  Money Market Instruments

                  Certificates of deposit acquired by the Fund within the limits set forth in the Prospectus will be those of (i) domestic branches of U.S. banks which are members of the Federal Reserve System or are insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"), or (ii) savings and loan associations which are insured by the Savings Association Insurance Fund of the FDIC. (The foregoing limitation does not preclude the Fund from acquiring Municipal Obligations which are backed by letters of credit issued by foreign banks.)

                  Tax-exempt commercial paper purchased by the Fund will consist of issues rated at the time of purchase "A-2" or higher by S&P or "Prime-2" or better by Moody's or, if not rated, determined to be of comparable quality by the Investment Adviser. These rating symbols are described in Appendix A hereto.

                  Variable and Floating Rate Instruments

                  With respect to variable and floating rate instruments described in the Prospectus, United States Trust Company of New York ("U.S. Trust New York") and U.S. Trust Company of Connecticut ("U.S. Trust Connecticut" and collectively with U.S. Trust New York, the "Investment Adviser" or "U.S. Trust") will consider the earning power, cash flows and other liquidity ratios of the issuers of such instruments and will continuously monitor their financial ability to meet payment on demand. In determining dollar-weighted average portfolio maturity and whether a variable or floating rate instrument has a remaining maturity of 13 months or less, the maturity of each instrument will be computed in accordance with guidelines established by the Securities and Exchange Commission (the "SEC").

                  Repurchase Agreements

                  The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Fund's custodian or in the Federal Reserve/Treasury Money book-entry system. Repurchase agreements are considered loans by the Fund under the Investment Company Act of 1940, as amended (the "1940 Act").

                  When-Issued and Forward Transactions

                  When the Fund agrees to purchase securities on a "when-issued" or "forward commitment" basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment and, in such case, the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its forward commitments or commitments to purchase "when-issued" securities ever exceed 25% of the value of its assets.

                  The Fund will purchase securities on a "when-issued" or "forward commitment" basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a taxable capital gain or loss.

                  When the Fund engages in "when-issued" or "forward commitment" transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                  The market value of the securities underlying a "when-issued" purchase or a forward commitment to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

                  Stand-By Commitments

                  The Fund may acquire "stand-by commitments" with respect to Municipal Obligations held by it. Under a "stand-by commitment," a dealer or bank agrees to purchase from the Fund, at the Fund's option, specified Municipal Obligations at a specified price. The amount payable to the Fund upon its exercise of a "stand-by commitment" is normally (i) the Fund's acquisition cost of the Municipal Obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. "Standby commitments" are exercisable by the Fund at any time before the maturity of the underlying Municipal Obligations, and may be sold, transferred or assigned by the Fund only with the underlying instruments.

                  The Fund expects that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where the Fund has paid any consideration directly or indirectly for a "stand-by commitment," its cost will be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

                  The Fund intends to enter into "stand-by commitments" only with banks and broker/dealers which, in the Investment Adviser's opinion, present minimal credit risks. In evaluating the creditworthiness of the issuer of a "stand-by commitment," the Investment Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

Special Considerations Relating to New York Municipal Obligations

                  Some of the significant financial considerations relating to the Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

State Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. New York City (the "City"), which is the most populous city in the State and nation and is the center of the nation's largest metropolitan area, accounts for a large portion of the State's population and personal income.

                  The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially.

                  Moderate growth is projected to continue in 1998 and 1999 for employment, wages, and personal income, although the growth rates will lessen gradually during the course of the two years. Overall employment growth is expected to continue at a modest rate, reflecting the slowing growth in the national economy, continued spending restraint in government, and restructuring in the health care, social service, and banking sectors.

                  There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

State Budget. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

                  The State's budget for the 1997-98 fiscal year was adopted by the Legislature on August 4, 1997, more than four months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including necessary appropriations for State-supported debt service. The State Financial Plan for the 1997-98 fiscal year was formulated on August 11, 1997 and was based on the State's budget as enacted by the Legislature, as well as actual results for the first quarter of the current fiscal year (the "1997-98 State Financial Plan"). In recent years, the State has failed to adopt a budget prior to the beginning of its fiscal year. There can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline.

                  The Governor is required by law to propose a balanced budget each year. In order to address any potential remaining budget gap, the Governor is expected to make additional proposals to bring receipts in line with disbursements. The State has closed projected budget gaps of $5.0 billion, $3.9 billion and $2.3 billion in its 1995-96, 1996-97 and 1997-98 fiscal years, respectively.

                  The 1997-98 General Fund Financial Plan is projected to be balanced on a cash basis, with a projected cash surplus of $1.83 billion. As compared to the Governor's Executive Budget as amended in February 1997, the State's adopted budget for 1997-98 increased General Fund spending by $1.7 billion, primarily from increases for local assistance ($1.3 billion). Resources used to fund these additional expenditures include increased revenues projected for the 1997-98 fiscal year, increased resources produced in the 1996-97 fiscal year that will be utilized in 1997-98, re-estimates of social service, fringe benefit and other spending, and certain non-recurring resources.

                  The 1997-98 adopted budget includes multi-year reductions, including a State funded property and local income tax reduction program, estate tax relief, utility gross receipts tax reductions, permanent reductions in the State sales tax on clothing, and elimination of assessments on medical providers. These reductions are intended to reduce the overall level of State and local taxes in New York and to improve the State's competitive position vis-a-vis other states. The various elements of the State and local tax and assessments reductions have little or no impact on the 1997-98 State Financial Plan, and do not begin to materially affect the outyear projections until the State's 1999-2000 fiscal year.

                  Other actions taken in the 1997-98 adopted budget add further pressure to future budget balance in New York State. For example, the fiscal effects of tax reductions adopted in the 1997-98 budget are projected to grow more substantially beyond the 1998-99 fiscal year, with incremental costs averaging in excess of $1.3 billion annually over the last three years of the tax reduction program. These incremental costs reflect the phase-in of State-funded school property tax and local income tax relief; the phase-out of the assessments on medical providers; and reductions in estate and gift levies, utility gross receipts taxes, and the State sales tax on clothing. The full annual cost of the enacted tax reduction package is estimated at approximately $4.8 billion when fully effective in State fiscal year 2001-02. In addition, the 1997-98 budget included multi-year commitments for school aid and pre-kindergarten early learning programs which could add as much as $1.4 billion in costs when fully annualized in fiscal year 2001-02. These spending commitments are subject to annual appropriation.

                  On September 11, 1997, the New York State Comptroller issued a report which noted that the ability to deal with future budget gaps could become a significant issue in the State's 2000- 2001 fiscal year, when the cost of tax cuts increases by $1.9 billion. The report contained projections that, based on current economic conditions and current law for taxes and spending, showed a gap in the 2000-2001 State fiscal year of $5.6 billion and of $7.4 billion in the 2001-2002 State fiscal year. The report noted that these gaps would be smaller if recurring spending reductions produce savings in earlier years. The State Comptroller has also stated that if Wall Street earnings moderate and the State experiences a moderate recession, the gap for the 2001-2002 State fiscal year could grow to nearly $12 billion.

                  The Governor presented his 1998-99 Executive Budget to the Legislature on January 20, 1998. The Executive Budget contains financial projections for the State's 1997-98 through 2000-01 fiscal years, detailed estimates of receipts and a proposed Capital Program and Financing Plan for the 1997-98 through 2002-03 fiscal years. It is expected that the Governor will prepare amendments to his Executive Budget as permitted under law and that these amendments will be reflected in a revised Financial Plan. There can be no assurance that the Legislature will enact into law the Executive Budget as proposed by the Governor, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth therein.

                  The 1998-99 Financial Plan is projected to be balanced on a cash basis in the General Fund. Total General Fund receipts, including transfers from other funds, are projected to be $36.22 billion, an increase of $1.02 billion over projected receipts in the current fiscal year. Total General Fund disbursements, including transfers to other funds, are projected to be $36.18 billion, an increase of $1.02 billion over the projected expenditures (including pre-payments), for the current fiscal year. As compared to the 1997-98 State Financial Plan, the Executive Budget proposes year-to-year growth in General Fund spending of 2.89 percent. State Funds spending (i.e., General Fund plus other dedicated funds, with the exception of federal aid) is projected to grow by 8.5 percent. Spending from All Governmental Funds (excluding transfers) is proposed to increase by 7.6 percent from the prior fiscal year.

                  The forecast of General Fund receipts in 1998-99 incorporates several Executive Budget tax proposals that, if enacted, would further reduce receipts otherwise available to the General Fund by approximately $700 million during 1998-99. The Executive Budget proposes accelerating school tax relief for senior citizens under STAR, which is projected to reduce General Fund receipts by $537 million in 1998-99. The proposed reduction supplements STAR tax reductions already scheduled in law, which are projected at $187 million in 1998-99. The Budget also proposes several new tax-cut initiatives and other funding changes that are projected to further reduce receipts available to the General Fund by over $200 million. These initiatives include reducing the fee to register passenger motor vehicles and earmarking a larger portion of such fees to dedicated funds and other purposes; extending the number of weeks in which certain clothing purchases are exempt from sales taxes; more fully conforming State law to reflect recent Federal changes in estate taxes; continuing lower pari-mutuel tax rates; and accelerating scheduled property tax relief for farmers from 1999 to 1998. In addition to the specific tax and fee reductions discussed above, the Executive Budget also proposes establishing a reserve of $100 million to permit the acceleration into 1998-99 of other tax reductions that are otherwise scheduled in law for implementation in future fiscal years.

                  The Division of the Budget estimates that the 1998-99 Financial Plan includes approximately $62 million in non-recurring resources, comprising less than two-tenths of one percent of General Fund disbursements. The non-recurring resources projected for use in 1998-99 consist of $27 million in retroactive federal welfare reimbursements for family assistance recipients with HIV/AIDS, $25 million in receipts from the Housing Finance Agency that were originally anticipated in 1997- 98, and $10 million in other measures, including $5 million in asset sales.

                  Disbursements from Capital Projects funds in 1998-99 are estimated at $4.82 billion, or $1.07 billion higher than 1997-98. The proposed spending plan includes: $2.51 billion in disbursements for transportation purposes, including the State and local highway and bridge program; $815 million for environmental activities; $379 million for correctional services; $228 million for the State University of New York ("SUNY") and the City University of New York ("CUNY"); $290 million for mental hygiene projects; and $375 million for CEFAP. Approximately 28 percent of capital projects are proposed to be financed by "pay-as-you-go" resources. State-supported bond issuances finance 46 percent of capital projects, with federal grants financing the remaining 26 percent.

                  The economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors may be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. In addition, the financial plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Actual results, however, could differ materially and adversely from the projections set forth in a financial plan, and those projections may be changed materially and adversely from time to time.

                  In the past, the State has taken management actions and has made use of internal sources to address potential State financial plan shortfalls. The Division of Budget believes it could take similar actions should variances occur in its projections for the current fiscal year.

Recent Financial Results. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.

                  The State ended the first six months of its 1997-98 fiscal year with an unaudited General Fund cash balance of $3.2 billion, or $254 million above the August Financial Plan estimate. Total unaudited receipts, including transfers from other funds, totaled $18.8 billion, or $340 million higher than expected. The additional receipts reflected higher-than-anticipated tax revenues of $244 million and miscellaneous receipts of $93 million. Unaudited General Fund spending for the same period equaled $16.0 billion, or $86 million above the cashflow projections published in the August Financial Plan. For fiscal year 1997-98, total General Fund receipts were projected at $35.09 billion, an increase of $2.05 billion from 1996-97 results. Total disbursements, including transfers to capital projects, debt service and other funds, were projected at $34.60 billion, or 5.2 percent higher than disbursements in 1996-97.

                  The mid-year update projected a closing balance in the General Fund of $927 million, which was composed of a $530 million reserve for future needs, a $332 million balance in the Tax Stabilization Reserve Fund ("TSRF") and a $65 million balance in the Contingency Reserve Fund ("CRF").

                  As part of the 1997-98 Adopted Budget Report, the State also issued its update to the GAAP-basis Financial Plan for the State's 1997-98 fiscal year, based on the cash-basis 1997-98 State Financial Plan completed in August. The GAAP-basis update projected a General Fund operating deficit of $959 million, primarily reflecting the use of a portion of the 1996-97 cash surplus to fund 1997-98 liabilities, offset by the $530 million reserve for future needs.

Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

                  The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues by issuing tax and revenue anticipation notes and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

                  The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contract-ual-obligation financing arrangement with the Local Government Assistance Corporation ("LGAC") to restructure the way the State makes certain local aid payments.

                  In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since the Governor took office in 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 1997-98 fiscal year. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.

                  In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through New York State's annual seasonal borrowing. The legislation empowered LGAC to issue its bonds and notes in an amount to yield net proceeds not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of these long-term obligations, which were to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap was thus permitted in any fiscal year, it was required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion, completing the program.

                  On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 2, 1998, S&P affirmed its A rating on the State's outstanding bonds.

                  On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State and stated that the outlook for the State's general obligations is stable.

                  The State anticipates that its capital programs will be financed in part by State and public authorities borrowings in the 1997-98 fiscal year. The State expects to issue $605 million in general obligation bonds (including $140 million for purposes of redeeming outstanding bond anticipation notes) and $140 million in general obligation commercial paper. The Legislature has also authorized the issuance of $311 million in certificates of participation (including costs of issuance, reserve funds and other costs) during the State's 1997-98 fiscal year for equipment purchases. The projection of State borrowings for the 1997-98 fiscal year is subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

                  The proposed 1997-98 through 2002-03 Capital Program and Financing Plan was released with the 1998-99 Executive Budget on January 20, 1998. As a part of that Plan, changes were proposed to the State's 1997-98 borrowing plan, including: the delay in the issuance of COPs to finance welfare information systems until 1998-99 to permit a thorough assessment of needs; and the elimination of issuances for the CEFAP to reflect the proposed conversion of that bond-financed program to pay-as-you-go financing.

                  As a result of these changes, the State's 1997-98 borrowing plan now reflects: $501 million in general obligation bonds (including $140 million for purposes of redeeming outstanding bond anticipation notes) and $140 million in general obligation commercial paper; the issuance of $83 million in COPs for equipment purchases; and approximately $1.8 billion in borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments for 1997-98 capital projects. The projection of State borrowings for the 1997-98 fiscal year is subject to change as market conditions, interest rates and other factors vary through the end of the fiscal year.

                  New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Litigation. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (5) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; (6) challenges to regulations promulgated by the Superintendent of Insurance establishing certain excess medical malpractice premium rates; (7) challenges to certain aspects of petroleum business taxes;
(8) action alleging damages resulting from the failure by the State's Department of Environmental Conservation to timely provide certain data; (9) challenges to the constitutionality of Public Health Law 2807-d, which imposes a gross receipts tax from certain patient care services; (10) an action seeking reimbursement from the State for certain costs arising out of the provision of pre-school services and programs for children with handicapped conditions; (11) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; and
(12) a challenge to the constitutionality of Clean Water/Clean Air Bond Act.

                  Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97 and $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware v. State of New York, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve fund was settled in June 1996 and certain amounts in a Supplemental Reserve Fund previously credited by the State against prior State and local pension contributions will be paid in 1998.

                  The legal proceedings noted above involve State finances, State programs and miscellaneous cure rights, tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 1997-98 fiscal year or thereafter. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings may affect the ability of the State to maintain a balanced financial plan. An adverse decision in any of these proceedings may exceed the amount of the reserve established in the State's financial plan for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced financial plan. In its audited financial statements for the 1996-97 fiscal year, the State reported its estimated liability for awarded and anticipated unfavorable judgments to be $364 million, of which $134 million is expected to be paid during the 1997-98 fiscal year.

                  Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets may be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

                  Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

New York City and Other Localities. The fiscal health of the State of New York may also be impacted by the fiscal health of its localities, particularly the City of New York, which has required and continues to require significant financial assistance from New York State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

                  In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

                  On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998, S&P placed a BBB+ rating on the City's general obligation debt on CreditWatch with positive implications. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded nearly $28 billion of the City's debt from Baa1 to A3.

                  New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City funds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City. As of June 30, 1997, MAC had outstanding an aggregate of approximately $4.267 billion of its bonds. MAC is authorized to issue bonds and notes to refund its outstanding bonds and notes and to fund certain reserves, without limitation as to principal amount, and to finance certain capital commitments to the Transit Authority and the New York City School Construction Authority through the 1997 fiscal year in the event the City fails to provide such financing.

                  Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control

Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.

                  On June 10, 1997, the City submitted to the Control Board the Financial Plan (the "1998-2001 Financial Plan") for the 1998 through 2001 fiscal years, relating to the City, the Board of Education ("BOE") and CUNY and reflected the City's expense and capital budgets for the 1998 fiscal year, which were adopted on June 6, 1997. The 1998-2001 Financial Plan projected revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP. The 1998-99 Financial Plan projects General Fund receipts (including transfers from other funds) of $36.22 billion, an increase of $1.02 billion over the estimated 1997-98 level. Recurring growth in the State General Fund tax base is projected to be approximately six percent during 1998-99, after adjusting for tax law and administrative changes. This growth rate is lower than the rates for 1996-97 or currently estimated for 1997-98, but roughly equivalent to the rate for 1995-96.

                  The 1998-99 forecast for user taxes and fees also reflects the impact of scheduled tax reductions that will lower receipts by $38 million, as well as the impact of two Executive Budget proposals that are projected to lower receipts by an additional $79 million. The first proposal would divert $30 million in motor vehicle registration fees from the General Fund to the Dedicated Highway and Bridge Trust Fund; the second would reduce fees for motor vehicle registrations, which would further lower receipts by $49 million. The underlying growth of receipts in this category is projected at 4 percent, after adjusting for these scheduled and recommended changes.

                  In comparison to the current fiscal year, business tax receipts are projected to decline slightly in 1998-99, falling from $4.98 million to $4.96 billion. The decline in this category is largely attributable to scheduled tax reductions. In total, collections for corporation and utility taxes and the petroleum business tax are projected to fall by $107 million from 1997-98. The decline in receipts in these categories is partially offset by growth in the corporation franchise, insurance and bank taxes, which are projected to grow by $88 million over the current fiscal year.

                  The Financial Plan is projected to show a GAAP-basis surplus of $131 million for 1997-98 and a GAAP-basis deficit of $1.3 billion for 1998-99 in the General Fund, primarily as a result of the use of the 1997-98 cash surplus. In 1998-99, the General Fund GAAP Financial Plan shows total revenues of $34.68 billion, total expenditures of $35.94 billion, and net other financing sources and uses of $42 million.

                  Since the preparation of the 1998-2001 Financial Plan, the State has adopted its budget for the 1997-1998 fiscal year. The State budget enacted a smaller sales tax reduction than the tax reduction program assumed by the City in the financial plan, which will increase projected City sales tax revenues; provided for State aid to the City which was less than assumed in the financial plan; and enacted a State funded tax relief program which begins a year later than reflected in the financial plan. In addition, the net effect of tax law changes made in the Federal Balanced Budget Act of 1997 is expected to increase tax revenues in the 1998 fiscal year.

                  Although the City has maintained balanced budgets in each of its last sixteen fiscal years and is projected to achieve balanced operating results for the 1997 fiscal year, there can be no assurance that the gap-closing actions proposed in the 1998- 2001 Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

                  The projections set forth in the 1998-2001 Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market; wage increases for City employees consistent with those assumed in the 1998-2001 Financial Plan; employment growth; the ability to implement proposed reductions in City personnel and other cost reduction initiatives; the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues; the ability to complete revenue generating transactions; provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform; and any future legislation affecting Medicare or other entitlements.

                  Implementation of the 1998-2001 Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $5.7 billion of general obligation bonds and $5.7 billion of bonds to be issued by the proposed New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority, was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. Indebtedness subject to the constitutional debt limit includes liability on capital contracts that are expected to be funded with general obligation bonds, as well as general obligation bonds. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation were voided, projected contracts for the City capital projects would exceed the City's debt limit during fiscal year 1997-98. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

                  The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

                  The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. Although the City's current financial plan projects $2.4 billion of seasonal financing for the 1998 fiscal year, the City expects to undertake only approximately $1.4 billion of seasonal financing. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. Seasonal financing requirements were $1.4 billion in the 1993 fiscal year. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

                  Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the 1997-98 fiscal year.

                  Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the re-establishment of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

                  Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.

                  Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and that was largely continued in 1997. Twenty-eight municipalities are scheduled to share in more than $32 million in targeted unrestricted aid allocated in the 1997-98 budget. An additional $21 million will be dispersed among all cities, towns and villages, a 3.97% increase in General Purpose State Aid.

                  Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1995, the total indebtedness of all localities in New York State other than New York City was approximately $19 billion. A small portion (approximately $102.3 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling New York State legislation. State law requires the comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Eighteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1995.

                  From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantially increased expenditure requirements on affected localities. If New York State, New York City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within New York State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing New York State assistance in the future.

Additional Investment Limitations

                  In addition to the investment limitations set forth in the Prospectus, the Fund is subject to the investment limitations enumerated below, which may be changed only by a vote of the holders of a majority of the Fund's outstanding Shares (as defined under "Miscellaneous" in the Prospectus).

                  The Fund may not:

                  1. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except to the extent that purchase by the Fund of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting;

                  2. Purchase or sell real estate, except that the Fund may invest in securities secured by real estate or interests therein;

                  3. Purchase or sell commodities or commodity contracts, or invest in oil, gas, or other mineral exploration or development programs;

                  4. Issue any senior securities, except insofar as any borrowing in accordance with the Fund's investment limitations might be considered to be the issuance of a senior security; and

                  5. Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies, and limitations.

                  In addition, the Fund is subject to the following non-fundamental limitations, which may be changed without the vote of shareholders. The Fund may not:


                  1. Purchase securities on margin, make short sales of securities, or maintain a short position, except that the Fund may obtain short-term credit as may be necessary for the clearance of portfolio transactions;

                  2. Acquire any other investment company or investment company security, except in connection with a merger, consolidation, reorganization, or acquisition of assets or where otherwise permitted by the 1940 Act;

                  3. Invest in companies for the purpose of exercising management or control; and

                  4. Invest more than 10% of its net assets in illiquid securities.

                                *     *     *

                  If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of the Fund's portfolio securities will not constitute a violation of such limitation.

                  For the purpose of Investment Limitation No. 2, the prohibition of purchases of real estate includes acquisition of limited partnership interests in partnerships formed with a view toward investing in real estate, but does not prohibit purchases of shares in real estate investment trusts.

                         NET ASSET VALUE AND NET INCOME

                  Excelsior Tax-Exempt Fund uses the amortized cost method of valuation to value Shares in the Fund. Pursuant to this method, a security is valued at its cost initially, and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security. The market value of portfolio securities held by the Fund can be expected to vary inversely with changes in prevailing interest rates.

                  The Fund invests only in high-quality instruments and maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a constant net asset value per Share. The Fund will not purchase any security deemed to have a remaining maturity of more than 13 months within the meaning of the 1940 Act or maintain a dollar-weighted average portfolio maturity which exceeds 90 days. Excelsior Tax-Exempt Fund's Board of Directors has established procedures that are intended to stabilize the net asset value per Share of the Fund for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Board deems appropriate, of the extent, if any, to which the net asset value per Share of the Fund calculated by using available market quotations deviates from $1.00 per Share. In the event such deviation exceeds one half of one percent, the Board of Directors will promptly consider what action, if any, should be initiated. If the Board of Directors believes that the extent of any deviation from the Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, it will take appropriate steps to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming Shares in kind; reducing the number of the Fund's outstanding Shares without monetary consideration; or utilizing a net asset value per Share determined by using available market quotations.

                  Net income of the Fund for dividend purposes consists of (i) interest accrued and discount earned on the Fund's assets, less (ii) amortization of market premium on such assets, accrued expenses directly attributable to the Fund, and the general expenses or the expenses common to more than one portfolio of Excelsior Tax-Exempt Fund (e.g., administrative, legal, accounting, and directors' fees) prorated to each portfolio of Excelsior Tax-Exempt Fund on the basis of its relative net assets.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  Shares are continuously offered for sale by Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, and the Distributor has agreed to use appropriate efforts to solicit all purchase orders. As described in the Prospectus, Shares may be sold to customers ("Customers") of financial institutions ("Shareholder Organizations"). Shares are also offered for sale directly to institutional investors and to members of the general public. Different types of Customer accounts at the Shareholder Organizations may be used to purchase Shares, including eligible agency and trust accounts. In addition, Shareholder Organizations may automatically "sweep" a Customer's account not less frequently than weekly and invest amounts in excess of a minimum balance agreed to by the Shareholder Organization and its Customer in Shares selected by the Customer. Investors purchasing Shares may include officers, directors, or employees of the particular Shareholder Organization.

                  Shares of the Fund are offered for sale at their net asset value per Share next computed after a purchase order is received by Excelsior Tax-Exempt Fund's sub-transfer agent.

                  As stated in the Prospectus, no sales charge is imposed by Excelsior Tax-Exempt Fund on purchases of Shares. In addition, no sales load is charged on the reinvestment of dividends or distributions or in connection with certain Share exchanges as described in the Prospectus under "Investor Programs--Exchange Privilege."

                  As described in the Prospectus, Direct Investors may redeem Shares by writing a check. Checks to redeem Shares are drawn on Excelsior Tax-Exempt Fund's account at The Chase Manhattan Bank ("Chase"). Direct Investors will be subject to the same rules and regulations that Chase applies to checking accounts and will have the same rights and duties with respect to stop-payment orders, "stale" checks, unauthorized signatures, collection of deposits, alterations and unauthorized endorsements as bank checking account customers do under the New York Uniform Commercial Code. When a check is presented to Chase for payment, Chase, as the shareholder's agent, will cause the Fund to redeem sufficient Shares in the shareholder's account to cover the amount of the check.

                  Excelsior Tax-Exempt Fund may suspend the right of redemption or postpone the date of payment for Shares for more than 7 days during any period when (a) trading on The New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.

                  In the event that Shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such Shares an amount that is more or less than his original investment due to changes in the market prices of the Fund's portfolio securities.

                  Excelsior Tax-Exempt Fund reserves the right to honor any request for redemption or repurchase of the Fund's Shares by making payment in whole or in part in securities chosen by Excelsior Tax-Exempt Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. Such redemptions in kind will be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund.

                  Under limited circumstances, Excelsior Tax-Exempt Fund may accept securities as payment for Shares. Securities acquired in this manner will be limited to securities issued in transactions involving a bona fide reorganization or statutory merger, or will be limited to other securities (except for municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) that: (a) meet the investment objective and policies of the Fund; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of market; and (d) have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the Exchange, American Stock Exchange or NASDAQ, or as evidenced by their status as U.S. Government securities, bank certificates of deposit, banker's acceptances, corporate and other debt securities that are actively traded, money market securities and other similar securities with a readily ascertainable value.


                                INVESTOR PROGRAMS

Systematic Withdrawal Plan

                  An investor who owns Shares with a value of $10,000 or more may begin a Systematic Withdrawal Plan. The withdrawal can be on a monthly, quarterly, semiannual or annual basis. There are four options for such systematic withdrawals. The investor may request:

                  (1)      A fixed-dollar withdrawal;

                  (2)      A fixed-share withdrawal;

                  (3) A fixed-percentage withdrawal (based on the current value of the account); or

                  (4)      A declining-balance withdrawal.

Prior to participating in a Systematic Withdrawal Plan, the investor must deposit any outstanding certificates for Shares with Chase Global Funds Services Company, the Fund's sub-transfer agent. Under this Plan, dividends and distributions are automatically reinvested in additional Shares of the Fund. Amounts paid to investors under this Plan should not be considered as income. Withdrawal payments represent proceeds from the sale of Shares, and there will be a reduction of the shareholder's equity in the Fund if the amount of the withdrawal payments exceeds the dividends and distributions paid on the Shares and the appreciation of the investor's investment in the Fund. This in turn may result in a complete depletion of the shareholder's investment. An investor may not participate in a program of systematic investing in the Fund while at the same time participating in the Systematic Withdrawal Plan with respect to an account in the Fund. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, the Systematic Withdrawal Plan directly from their Shareholder Organizations.

Exchange Privilege

                  Investors and Customers of Shareholder Organizations may exchange Shares having a value of at least $500 for shares of any other portfolio of Excelsior Tax-Exempt Fund or Excelsior Funds, Inc. or for Trust Shares of Excelsior Institutional Trust. Shares may be exchanged by wire, telephone or mail and must be made to accounts of identical registration. There is no exchange fee imposed by Excelsior Tax-Exempt Fund, Excelsior Funds, Inc. or Excelsior Institutional Trust. In order to prevent abuse of this privilege to the disadvantage of other shareholders, Excelsior Tax-Exempt Fund, Excelsior Funds, Inc. and Excelsior Institutional Trust reserve the right to limit the number of exchange requests of investors to no more than six per year. Excelsior Tax-Exempt Fund, Excelsior Funds, Inc. and Excelsior Institutional Trust may modify or terminate the exchange program at any time upon 60 days' written notice to shareholders, and may reject any exchange request. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, such program directly from their Shareholder Organizations.

                  For federal income tax purposes, exchanges are treated as sales on which the shareholder will realize a gain or loss, depending upon whether the value of the Shares to be given up in exchange is more or less than the basis in such Shares at the time of the exchange.

Other Investor Programs

                  As described in the Prospectus, Shares of the Fund may be purchased in connection with the Automatic Investment Program. Customers of Shareholder Organizations may obtain information on the availability of, and the procedures and fees relating to, this and other programs directly from their Shareholder Organizations.


                          DESCRIPTION OF CAPITAL STOCK

                  Excelsior Tax-Exempt Fund's Charter authorizes its Board of Directors to issue up to 14 billion full and fractional shares of capital stock. The Charter authorizes the Board of Directors to classify or reclassify any unissued shares of Excelsior Tax-Exempt Fund into one or more additional classes or series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. The Prospectus describes the classes of shares into which Excelsior Tax-Exempt Fund's authorized capital is currently classified.

                  Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in its discretion. When issued for payment as described in the Prospectus, Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Fund, shareholders of the Fund are entitled to receive the assets available for distribution belonging to the Fund and a proportionate distribution, based upon the relative asset values of Excelsior Tax-Exempt Fund's portfolios, of any general assets of Excelsior Tax-Exempt Fund not belonging to any particular portfolio of Excelsior Tax-Exempt Fund which are available for distribution. In the event of a liquidation or dissolution of Excelsior Tax-Exempt Fund, its shareholders will be entitled to the same distribution process.

                  Shareholders of Excelsior Tax-Exempt Fund are entitled to one vote for each full Share held, and fractional votes for fractional shares held, and will vote in the aggregate and not by class, except as otherwise required by the 1940 Act or other applicable law or when the matter to be voted upon affects only the interests of the shareholders of a particular class. Voting rights are not cumulative and, accordingly, the holders of more than 50% of Excelsior Tax-Exempt Fund's aggregate outstanding shares may elect all of Excelsior Tax-Exempt Fund's directors, regardless of the votes of other shareholders.

                  Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Excelsior Tax-Exempt Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of directors may be effectively acted upon by shareholders of Excelsior Tax-Exempt Fund voting without regard to class.

                  Excelsior Tax-Exempt Fund's Charter authorizes the Board of Directors, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of the Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding Shares of the Fund to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the Fund's assets into money and, in connection therewith, to cause all outstanding Shares to be redeemed at their net asset value; or (c) combine the assets belonging to the Fund with the assets belonging to another portfolio of Excelsior Tax-Exempt Fund, if the Board of Directors reasonably determines that such combination will not have a material adverse effect on shareholders of any portfolio participating in such combination, and, in connection therewith, to cause all outstanding shares of any portfolio to be redeemed at their net asset value or converted into shares of another class of Excelsior Tax-Exempt Fund's capital stock at net asset value. The exercise of such authority by the Board of Directors will be subject to the provisions of the 1940 Act, and the Board of Directors will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.

                  Notwithstanding any provision of Maryland law requiring a greater vote of Excelsior Tax-Exempt Fund's Common Stock (or of the Shares of the Fund voting separately as a class) in connection with any corporate action, unless otherwise provided by law (for example, by Rule 18f-2, discussed above) or by Excelsior Tax-Exempt Fund's Charter, Excelsior Tax-Exempt Fund may take or authorize such action upon the favorable vote of the holders of more than 50% of its outstanding Common Stock voting without regard to class.


                             MANAGEMENT OF THE FUND

Directors and Officers

                  The directors and executive officers of Excelsior Tax-Exempt Fund, their addresses, ages, principal occupations during the past five years, and other affiliations are as follows:


                                         Position with                 Principal Occupation
                                         Excelsior Tax-                During Past 5 Years and
Name and Address                         Exempt Fund                   Other Affiliations
----------------                         -----------                   ------------------

Frederick S. Wonham(1)                   Chairman of the               Retired; Director of
238 June Road                            Board, President              Excelsior Tax-Exempt Fund
Stamford, CT  06903                      and Treasurer                 and Excelsior Funds, Inc.
Age: 66                                                                (since 1995); Trustee of
                                                                       Excelsior Funds and Excelsior

--------
(1) This director is considered to be an "interested person" of Excelsior Tax-Exempt Fund as defined in the 1940 Act.

                                         Position with                 Principal Occupation
                                         Excelsior Tax-                During Past 5 Years and
Name and Address                         Exempt Fund                   Other Affiliations
----------------                         -----------                   ------------------
                                                                       Institutional Trust (since 1995);
                                                                       Vice Chairman of U.S. Trust
                                                                       Corporation and U.S. Trust New York
                                                                       (from February 1990 until September
                                                                       1995); and Chairman, U.S. Trust
                                                                       Connecticut (from March 1993 to
                                                                       May 1997).

Donald L. Campbell                       Director                      Retired; Director of
333 East 69th Street                                                   Excelsior Tax-Exempt Fund
Apt. 10-H                                                              and Excelsior Funds, Inc.
New York, NY 10021                                                     (since 1984); Director of
Age: 71                                                                UST Master Variable Series,
                                                                       Inc. (from 1994 to June 1997);
                                                                       Trustee of Excelsior Institutional
                                                                       Trust (since 1995); and
                                                                       Director, Royal Life Insurance
                                                                       Co. of New York (since 1991).

Rodman L. Drake                          Director                      Director, Excelsior Tax-
485 Park Avenue                                                        Exempt Fund and Excelsior
New York, NY  10022                                                    Funds, Inc. (since 1996);
Age: 54                                                                Trustee, Excelsior Institutional
                                                                       Trust and Excelsior Funds (since
                                                                       1994); Director, Parsons Brinkerhoff
                                                                       Energy Services Inc. (since 1996);
                                                                       Director, Parsons Brinkerhoff, Inc.
                                                                       (engineering firm) (since 1995);
                                                                       President, Mandrake Group
                                                                       (investment and consulting firm)
                                                                       (since 1994); Director, Hyperion
                                                                       Total Return Fund, Inc. and four
                                                                       other funds for which Hyperion
                                                                       Capital Management, Inc. serves as
                                                                       investment adviser (since 1991);
                                                                       Co-Chairman, KMR Power Corporation
                                                                       (power plants) (from 1993 to 1996);
                                                                       Director, The Latin American Growth
                                                                       Fund (since 1993); Member of
                                                                       Advisory Board, Argentina Private
                                                                       Equity Fund L.P. (from 1992 to
                                                                       1996) and Garantia L.P. (Brazil)
                                                                       (from 1993 to 1996); and Director,
                                                                       Mueller Industries, Inc. (from 1992
                                                                       to 1994).


                                         Position with                 Principal Occupation
                                         Excelsior Tax-                During Past 5 Years and
Name and Address                         Exempt Fund                   Other Affiliations
----------------                         -----------                   ------------------


Joseph H. Dugan                          Director                      Retired; Director of
913 Franklin Lakes Road                                                Excelsior Tax-Exempt Fund
Franklin Lakes, NJ  07417                                              and Excelsior Funds, Inc.
Age: 72                                                                (since 1984); Director of
                                                                       UST Master Variable Series,
                                                                       Inc.(from 1994 to June 1997); and
                                                                       Trustee of Excelsior Institutional
                                                                       Trust (since 199- 5).

Wolfe J. Frankl                          Director                      Retired; Director of
2320 Cumberland Road                                                   Excelsior Tax-Exempt Fund
Charlottesville, VA  22901                                             and Excelsior Funds, Inc.
Age: 76                                                                (since 1986); Director of
                                                                       UST Master Variable Series, Inc.
                                                                       (from 1994 to June 1997); Trustee
                                                                       of Excelsior Institutional Trust
                                                                       (since 1995); Director, Deutsche
                                                                       Bank Financial, Inc. (since 1989);
                                                                       Director, The Harbus Corporation
                                                                       (since 1951); and Trustee, HSBC
                                                                       Funds Trust and HSBC Mutual Funds
                                                                       Trust (since 1988).

W. Wallace McDowell, Jr.                 Director                      Director, Excelsior Tax-
c/o Prospect Capital                                                   Exempt Fund and Excelsior
   Corp.                                                               Funds, Inc. (since 1996);
43 Arch Street                                                         Trustee, Excelsior
Greenwich, CT  06830                                                   Institutional Trust and
Age: 60                                                                Excelsior Funds (since 1994);
                                                                       Private Investor (since 1994);
                                                                       Managing Director, Morgan Lewis
                                                                       Githens & Ahn (from 1991 to 1994);
                                                                       and Director, U.S. Homecare
                                                                       Corporation (since 1992),
                                                                       Grossmans, Inc. (from 1993 to
                                                                       1996), Children's Discovery Centers
                                                                       (since 1984), ITI Technologies,
                                                                       Inc. (since 1992) and Jack Morton
                                                                       Productions (since 1987).

Jonathan Piel                            Director                      Director, Excelsior Tax-
558 E. 87th Street                                                     Exempt Fund and Excelsior
New York, NY  10128                                                    Funds, Inc. (since 1996);
Age: 58                                                                Trustee of Excelsior Institutional
                                                                       Trust and Excelsior Funds (since
                                                                       1994); Vice President and Editor,
                                                                       Scientific American, Inc. (from 1986
                                                                       to 1994); Director, Group for The
                                                                       South Fork, Bridgehampton, New York
                                                                       (since 1993); and Member, Advisory

                                         Position with                 Principal Occupation
                                         Excelsior Tax-                During Past 5 Years and
Name and Address                         Exempt Fund                   Other Affiliations
----------------                         -----------                   ------------------

                                                                       Committee, Knight Journalism
                                                                       Fellowships, Massachusetts
                                                                       Institute of Technology (since 1984).

Robert A. Robinson                       Director                      Director of Excelsior Tax-
Church Pension Fund                                                    Exempt Fund and Excelsior
800 Second Avenue                                                      Funds, Inc. (since 1987); Director
New York, NY  10017                                                    of UST Master Variable Series, Inc.
Age: 71                                                                (from 1994 to June 1997); Trustee of
                                                                       Excelsior Institutional Trust (since
                                                                       1995); President Emeritus, The
                                                                       Church Pension Fund and its
                                                                       affiliated companies (since 1966);
                                                                       Trustee, H.B. and F.H. Bugher
                                                                       Foundation and Director of its wholly
                                                                       owned subsidiaries -- Rosiclear Lead
                                                                       and Flourspar Mining Co. and The Pigmy
                                                                       Corporation (since 1984); Director,
                                                                       Morehouse Publishing Co. (since
                                                                       1974); Trustee, HSBC Funds Trust and
                                                                       HSBC Mutual Funds Trust (since 1982-
                                                                       ); and Director, Infinity Funds,
                                                                       Inc. (since 1995).

Alfred C. Tannachion(1)                  Director                      Retired; Director of
6549 Pine Meadows Drive                                                Excelsior Tax-Exempt Fund
Spring Hill, FL  34606                                                 and Excelsior Funds, Inc.
Age: 71                                                                (since 1985); Chairman
                                                                       of the Board, President and Treasurer
                                                                       of UST Master Variable Series,
                                                                       Inc. (from 1994 to June 1997); and
                                                                       Trustee of Excelsior Institutional
                                                                       Trust (since 1995).

W. Bruce McConnel, III                   Secretary                     Partner of the law firm of
Philadelphia National                                                  Drinker Biddle & Reath LLP
  Bank Building
1345 Chestnut Street
Philadelphia, PA 19107
Age: 55

Michael P. Malloy                        Assistant                     Partner of the law firm of
Philadelphia National                    Secretary                     Drinker Biddle & Reath LLP.
  Bank Building
1345 Chestnut Street
Philadelphia, PA 19107
Age: 38

--------
(1) This director is considered to be an "interested person" of Excelsior Tax-Exempt Fund as defined in the 1940 Act.

                                         Position with                 Principal Occupation
                                         Excelsior Tax-                During Past 5 Years and
Name and Address                         Exempt Fund                   Other Affiliations
----------------                         -----------                   ------------------

Gregory Sackos                           Assistant                     Second Vice President, Senior
Chase Global Funds                       Secretary                     Manager of Blue Sky Compliance
 Services Company                                                      and Financial Reporting, Chase
73 Tremont Street                                                      Global Funds Services Company
Boston, MA  02108-3913                                                 (March 1997 to present);
Age: 32                                                                Second Vice President, Senior Manager
                                                                       of Financial Reporting, Chase
                                                                       Global Funds Services Company
                                                                       (September 1996 to March 1997); and
                                                                       Assistant Vice President, Assistant
                                                                       Manager of Financial Reporting,
                                                                       Scudder, Stevens & Clark, Inc.
                                                                       (October 1992 to September 1996).

John M. Corcoran                         Assistant                     Vice President, Director of
Chase Global Funds                       Treasurer                     Administration Client Group,
  Services Company                                                     Chase Global Funds Services
73 Tremont Street                                                      Company (since July 1996);
Boston, MA  02108-3913                                                 Second Vice President, Manager
Age: 32                                                                of Administration, Chase Global
                                                                       Funds Services Company (from
                                                                       October 1993 to July 1996); and
                                                                       Audit Manager, Ernst & Young LLP
                                                                       (from August 1987 to September
                                                                       1993).

                 Each director of Excelsior Tax-Exempt Fund receives an annual fee of $9000 plus a meeting fee of $1,500 for each meeting attended and is reimbursed for expenses incurred in attending meetings. The Chairman of the Board is entitled to receive an additional $5,000 per annum for services in such capacity. Drinker Biddle & Reath LLP, of which Messrs. McConnel and Malloy are partners, receives legal fees as counsel to Excelsior Tax-Exempt Fund. The employees of Chase Global Funds Services Company do not receive any compensation from Excelsior Tax-Exempt Fund for acting as officers of Excelsior Tax-Exempt Fund. No person who is currently an officer, director or employee of the Investment Adviser serves as an officer, director or employee of Excelsior Tax-Exempt Fund. As of May 1, 1998, the directors and officers of Excelsior Tax-Exempt Fund as a group owned beneficially less than 1% of the outstanding shares of each fund of Excelsior Tax-Exempt Fund, and less than 1% of the outstanding shares of all funds of Excelsior Tax-Exempt Fund in the aggregate.

                  The following chart provides certain information about the fees received by Excelsior Tax-Exempt Fund's directors in the most recently completed fiscal year.

                                                                  Pension or                    Total
                                                                  Retirement                Compensation
                                                                   Benefits              from Excelsior Tax-
                                           Aggregate              Accrued as                 Exempt Fund
                                       Compensation from            Part of                   and Fund
         Name of                         Excelsior Tax-              Fund                   Complex* Paid
     Person/Position                      Exempt Fund              Expenses                 to Directors
     ---------------                      -----------              --------                 ------------

Donald L. Campbell                          $                        None                $            (4)**
                                             ----------                                   -----------
Director

Rodman L. Drake                             $                        None                $            (4)**
                                             ----------                                   -----------
Director

Joseph H. Dugan                             $                        None                $            (4)**
                                             ----------                                   -----------
Director

Wolfe J. Frankl                             $                        None                $            (4)**
                                             ----------                                   -----------
Director

W. Wallace McDowell, Jr.                    $                        None                $            (4)**
                                             ----------                                   -----------
Director

Jonathan Piel                               $                        None                $            (4)**
                                             ----------                                   -----------
Director

Robert A. Robinson                          $                        None                $            (4)**
                                             ----------                                   -----------
Director

Alfred C. Tannachion                        $                        None                $            (4)**
                                             ----------                                   -----------
Director

Frederick S. Wonham                         $                        None                $            (4)**
                                             ----------                                   -----------
Chairman of the Board,
President and Treasurer



* The "Fund Complex" consists of Excelsior Funds, Inc., Excelsior Tax-Exempt Fund, UST Master Variable Series, Inc., Excelsior Funds and Excelsior Institutional Trust.

** Number of investment companies in the Fund Complex for which director served as director or trustee.

Investment Advisory and Administration Agreements

                  United States Trust Company of New York ("U.S. Trust New York") and U.S. Trust Company of Connecticut ("U.S. Trust Connecticut" and, collectively with U.S. Trust New York, "U.S. Trust" or the "Investment Adviser") serve as Investment Adviser to the Fund. In the Investment Advisory Agreement, U.S. Trust has agreed to provide the services described in the Prospectus. The Investment Adviser has also agreed to pay all expenses incurred by it in connection with its activities under the

Agreement other than the cost of securities, including brokerage commissions, if any, purchased for the Fund.

                  The Investment Advisory Agreement provides that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except that the Investment Adviser shall be jointly, but not severally, liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for advisory services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. In addition, the Investment Adviser has undertaken in the Investment Advisory Agreement to maintain its policy and practice of conducting its Asset Management Group independently of its Banking Group.

                  Chase Global Funds Services Company ("CGFSC"), Federated Administrative Services (an affiliate of the Distributor) and U.S. Trust Connecticut (collectively, the "Administrators") serve as the Fund's administrators. Under the Administration Agreement, the Administrators have agreed to maintain office facilities for the Fund, furnish the Fund with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund, and to compute the net asset value, net income, "exempt-interest dividends," and realized capital gains or losses, if any, of the Fund. The Administrators prepare semiannual reports to the SEC, prepare federal and state tax returns, prepare filings with state securities commissions, arrange for and bear the cost of processing Share purchase and redemption orders, maintain the Fund's financial accounts and records, and generally assist in the Fund's operations.

Shareholder Organizations

                  As stated in the Prospectus, Excelsior Tax-Exempt Fund has entered into agreements with Shareholder Organizations. Such agreements require the Shareholder Organizations to provide shareholder administrative services to their Customers who beneficially own Shares in consideration for the Fund's payment of not more than the annual rate of .40% of the average daily net assets of the Fund's Shares beneficially owned by Customers of the Shareholder Organization. Such services may include: (a) acting as recordholder of Shares;
(b) assisting in processing purchase, exchange and redemption transactions; (c) providing periodic statements showing a Customer's account balances and confirmations of transactions by the Customer; (d) providing tax and dividend information to shareholders as appropriate; (e) transmitting proxy statements, annual reports, updated prospectuses and other communications from Excelsior Tax-Exempt Fund to

Customers; and (f) providing or arranging for the provision of other related services.

                  Excelsior Tax-Exempt Fund's agreements with Shareholder Organizations are governed by an Administrative Services Plan (the "Plan") adopted by Excelsior Tax-Exempt Fund. Pursuant to the Plan, Excelsior Tax-Exempt Fund's Board of Directors will review, at least quarterly, a written report of the amounts expended under Excelsior Tax-Exempt Fund's agreements with Shareholder Organizations and the purposes for which the expenditures were made. In addition, the arrangements with Shareholder Organizations will be approved annually by a majority of Excelsior Tax-Exempt Fund's directors, including a majority of the directors who are not "interested persons" of Excelsior Tax-Exempt Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors").

                  Any material amendment to Excelsior Tax-Exempt Fund's arrangements with Shareholder Organizations must be approved by a majority of Excelsior Tax-Exempt Fund's Board of Directors (including a majority of the Disinterested Directors). So long as Excelsior Tax-Exempt Fund's arrangements with Shareholder Organizations are in effect, the selection and nomination of the members of Excelsior Tax-Exempt Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of Excelsior Tax-Exempt Fund will be committed to the discretion of such Disinterested Directors.

Expenses

                  Except as otherwise noted, the Investment Adviser and the Administrators bear all expenses in connection with the performance of their services. The Fund bears the expenses incurred in its operations.

Custodian and Transfer Agent

                  The Chase Manhattan Bank ("Chase") serves as custodian of the Fund's assets. Under the Custodian Agreement, Chase has agreed to (i) maintain a separate account or accounts in the name of the Fund; (ii) make receipts and disbursements of money on behalf of the Fund; (iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and
(vi) make periodic reports to Excelsior Tax-Exempt Fund's Board of Directors concerning the Fund's operations. Chase may, at its own expense, open and maintain custody accounts with respect to the Fund with other banks or trust companies, provided that Chase shall remain liable for the performance of all its custodial duties under the Custodian Agreement, notwithstanding any delegation.

                  U.S. Trust New York serves as the Fund's transfer agent and dividend disbursing agent. In such capacity, U.S. Trust New York has agreed to
(i) issue and redeem Shares; (ii) address and mail all communications by the Fund to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for its meetings of shareholders;
(iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to Excelsior Tax-Exempt Fund's Board of Directors concerning the Fund's operations. For its transfer agency, dividend disbursing, and subaccounting services, U.S. Trust New York is entitled to receive $15.00 per annum per account and subaccount. In addition, U.S. Trust New York is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

                  U.S. Trust New York may, at its own expense, delegate its transfer agency obligations to another transfer agent registered or qualified under applicable law, provided that U.S. Trust New York shall remain liable for the performance of all of its transfer agency duties under the Transfer Agency Agreement, notwithstanding any delegation. Pursuant to this provision in the agreement, U.S. Trust New York has entered into a sub-transfer agency arrangement with CGFSC, an affiliate of Chase, with respect to accounts of shareholders who are not Customers of U.S. Trust New York. For the services provided by CGFSC, U.S. Trust New York has agreed to pay CGFSC $15.00 per annum per account or subaccount plus out-of-pocket expenses. CGFSC receives no fee directly from Excelsior Tax-Exempt Fund for any of its sub-transfer agency services. U.S. Trust New York may, from time to time, enter into sub-transfer agency arrangements with third party providers of transfer agency services.


                             PORTFOLIO TRANSACTIONS

                  Subject to the general control of Excelsior Tax-Exempt Fund's Board of Directors, the Investment Adviser is responsible for, makes decisions with respect to, and places orders for all purchases and sales of all portfolio securities of the Fund.

                  The Fund does not intend to seek profits from short-term trading. Its annual portfolio turnover will be relatively high, but brokerage commissions are not normally paid on money market instruments, and portfolio turnover is not expected to have a material effect on the net income of the Fund.

                  Securities purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. With respect to over-the-counter transactions, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere.

                  The Investment Advisory Agreement between Excelsior Tax-Exempt Fund and the Investment Adviser provides that, in executing portfolio transactions and selecting brokers or dealers, the Investment Adviser will seek to obtain the best net price and the most favorable execution. The Investment Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and whether such broker or dealer is selling shares of Excelsior Tax-Exempt Fund, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

                  In addition, the Investment Advisory Agreement authorizes the Investment Adviser, to the extent permitted by law and subject to the review of Excelsior Tax-Exempt Fund's Board of Directors from time to time with respect to the extent and continuation of the policy, to cause the Fund to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the Investment Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Adviser to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy.

                  Supplementary research information so received is in addition to and not in lieu of services required to be performed by the Investment Adviser and does not reduce the investment advisory fees payable by the Fund. Such information may be useful to the Investment Adviser in serving the Fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Investment Adviser in carrying out its obligations to the Fund.

                  Portfolio securities will not be purchased from or sold to the Investment Adviser, the Distributor, or any affiliated person of either of them (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.

                  Investment decisions for the Fund are made independently from those for other investment companies, common trust funds and other types of funds managed by the Investment Adviser. Such other investment companies and funds may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or common trust fund, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Investment Adviser believes to be equitable to the Fund and such other investment company or common trust fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, the Investment Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or common trust funds in order to obtain best execution.



                              INDEPENDENT AUDITORS

                  Ernst & Young LLP, independent auditors, 200 Clarendon Street, Boston, MA 02116, serve as auditors of Excelsior Tax-Exempt Fund.


                                     COUNSEL

                  Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of Excelsior Tax-Exempt Fund, and Mr. Malloy, Assistant Secretary of Excelsior Tax-Exempt Fund, are partners), Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107, is counsel to Excelsior Tax-Exempt Fund, and will pass upon the legality of the Shares offered by the Prospectus.


                     ADDITIONAL INFORMATION CONCERNING TAXES

                  The following supplements the tax information contained in the Prospectus.

                  The Fund is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify as a regulated investment company. If, for any reason, the Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, the Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for distributions to shareholders. In such event, dividend distributions (whether or not derived from interest on Municipal Obligations) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.

                  A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

                  The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are "exempt recipients."

                  The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Fund's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under the Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

                  In order for the Fund to pay exempt-interest dividends for any taxable year, at least 50% of the aggregate value of the Fund's portfolio must consist of exempt-interest obligations at the close of each quarter of its taxable year. Within 60 days after the close of the taxable year, the Fund will notify its shareholders of the portion of the dividends paid by the Fund which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated by the Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year.

                  Interest on indebtedness incurred by a shareholder to purchase or carry the Fund's Shares generally is not deductible for federal income tax purposes.

                  The Fund intends to distribute to shareholders any investment company taxable income earned by the Fund for each taxable year. In general, the Fund's investment company taxable income will be its taxable income (including taxable interest and short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Such distributions will be taxable to the shareholders as ordinary income (whether paid in cash or additional Shares).

                         *          *          *

                  The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state and local taxes.

                                YIELD INFORMATION

                  The standardized annualized seven-day yields for the Shares of the Fund are computed separately by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the Fund having a balance of one Share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in the Fund includes the value of additional Shares purchased with dividends from the original Share and dividends declared on both the original Share and any such additional Shares, net of all fees that are charged to all shareholder accounts and to the particular series of Shares in proportion to the length of the base period, other than nonrecurring account or any sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Fund's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. In addition, the Fund may use effective compound yield quotations for its Shares computed by adding 1 to the unannualized base period return (calculated as described above), raising the sums to a power equal to 365 divided by 7, and subtracting 1 from the results.

                  The "tax-equivalent" yield of the Fund is computed by: (a) dividing the portion of the yield (calculated as above) that is exempt from both federal and New York State income taxes by one minus a stated combined federal and New York State income tax rate; (b) dividing the portion of the yield (calculated as above) that is exempt from federal income tax only by one minus a stated federal income tax rate; and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the yield that is not exempt from federal income tax. Tax-equivalent yields assume a marginal federal income tax rate of 28%, a New York State and New York City marginal income tax rate of 10.25% and an overall tax rate taking into account the federal tax deduction for state and local taxes paid of 35.38%.

                  From time to time, in advertisements, sales literature or in reports to shareholders, the yields of the Fund's Shares may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the yield of the Fund's Shares may be compared to the Donoghue's Money Fund average, which is an average compiled by Donoghue's MONEY FUND REPORT of Holliston, MA 01746, a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely recognized independent service that monitors the performance of mutual funds. Advertisements, sales literature or reports to shareholders may from time to time also include a discussion and analysis of the Fund's performance, including without limitation, those factors, strategies and techniques that, together with market conditions and events, materially affected the Fund's performance.

                  The current yields for the Fund's Shares may be obtained by calling (800) 446-1012.


                                  MISCELLANEOUS

                  As used in the Prospectus, "assets belonging to the Fund" means the consideration received upon the issuance of Shares in the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of Excelsior Tax-Exempt Fund not belonging to a particular portfolio of Excelsior Tax-Exempt Fund. In determining the net asset value of the Fund's Shares, assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of Excelsior Tax-Exempt Fund which are normally allocated in proportion to the relative asset values of Excelsior Tax-Exempt Fund's portfolios at the time of allocation. Subject to the provisions of Excelsior Tax-Exempt Fund's Charter, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to the Fund, are conclusive.

                                   APPENDIX A


Commercial Paper Ratings

                  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

                  "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D- 1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk are larger and subject to more variation. Nevertheless, payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of securities rated "F1".

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. this designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.


                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


Corporate and Municipal Long-Term Debt Ratings

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                  "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                  "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                  "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "BB," "B," "CCC," "CC" and "C" - Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  "BB" - Debt is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "B" - Debt is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                  "CCC" - Debt is currently vulnerable to non-payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                  "CC" - An obligation rated "CC" is currently highly vulnerable to non-payment.

                  "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                  "D" - An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                  "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                  The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                  "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than bonds with higher ratings.

                  "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this category.

                  "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                  "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                  "CCC", "CC", "C" - Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                  "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

                  To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


Municipal Note Ratings

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - This designation denotes best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - This designation denotes adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

                  "SG" - This designation denotes speculative quality and lack of margins of protection.


                  Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                        EXCELSIOR TAX-EXEMPT FUNDS, INC.


                                    FORM N-1A


PART C.  OTHER INFORMATION


     Item 24. Financial Statements and Exhibits

              (a) Financial Statements:

                  (1) Included in Part A:  None.

                  (2) Included in Part B:  None.


              (b) Exhibits:

                  (1) (a) Articles of Incorporation of Registrant dated August
              7, 1984 (7).

                      (b) Articles Supplementary of Registrant dated April 27,
              1990 (7).

                      (c) Articles Supplementary of Registrant concerning the
              increase of authorized capital stock dated as of December 23, 1992
              (7).

                      (d) Articles Supplementary of Registrant dated December
              28, 1995 (4).

                  (2) (a) Amended and Restated Bylaws of Registrant dated
              February 10, 1995 (7).

                      (b) Amendment No. 1 to Amended and Restated Bylaws of
              Registrant dated May 16, 1997 (7).

                  (3) None.

                  (4) (a) Articles VI, VII, VIII and X of Registrant's Articles
              of Incorporation dated August 7, 1984 (7).

                      (b) Articles I and IV of Registrant's Amended and Restated
              By-Laws dated February 10, 1995 (7).

                  (5) (a) Investment Advisory Agreement among Registrant, U.S.
              Trust Company of Connecticut and United States Trust Company of New York dated May 16, 1997 with respect to the Tax-Exempt Money, Intermediate-Term Tax-Exempt and Long-Term Tax-Exempt Funds (6).

                      (b) Investment Advisory Agreement among Registrant, U.S.
              Trust Company of Connecticut and United States Trust Company of New York dated May 16, 1997 with respect to the New York Intermediate-Term Tax-Exempt Fund, Short-Term Tax-Exempt Securities Fund and California Tax-Exempt Income Fund (6).

                      (c) Sub-Advisory Agreement among U.S. Trust Connecticut
              Company of Connecticut, United States Trust Company of New York and United States Trust Company of California dated May 16, 1997 with respect to the California Tax-Exempt Income Fund (7).

                  (6) (a) Distribution Contract dated August 1, 1995 between
              Registrant and Edgewood Services, Inc. (3).

                      (b) Exhibit A dated September 25, 1996 to the Distribution
              Contract between Registrant and Edgewood Services, Inc. (5).

                  (7) None.

                  (8) (a) Custody Agreement dated September 1, 1995 (as amended and restated on August 1, 1997) between Registrant and The Chase Manhattan Bank (7).

                  (9) (a) Amended and Restated Administrative Services Plan and
              Related Form of Shareholder Servicing Agreement dated February 21, 1994, as amended as of May 16, 1997 (7).

                      (b) Administration Agreement dated May 16, 1997 among
              Registrant, Chase Global Funds Services Company, Federated Administrative Services and U.S. Trust Company of Connecticut (6).

                      (c) Mutual Funds Transfer Agency Agreement dated as of
              September 1, 1995 between Registrant and United States Trust Company of New York (7).

                      (d) Mutual Funds Sub-Transfer Agency Agreement dated as of
              September 1, 1995 between United States Trust Company of New York and Chase Global Funds Services Company (7).

                  (10) Opinion of counsel (7).

                  (11) Consent of Drinker Biddle & Reath LLP (7).

                  (12) None.

                  (13) (a) Purchase Agreement between Registrant and Shearson
              Lehman Brothers Inc. dated February 6, 1985 (7).

                      (b) Purchase Agreement between Registrant and Edgewood
              Services, Inc. dated September 25, 1996 (5).

                  (14) None.

                  (15) None.

                  (16) (a) Schedule for computation of performance quotation
              (1).

                      (b) Schedule for computation of performance quotation (2).

                  (17) None.

                  (18) None.

Notes:

(1) Incorporated by reference to Registrant's and Excelsior Funds, Inc.'s joint Post-Effective Amendments Nos. 12 and 10, respectively, to their Registration Statements on Form N-1A filed May 31, 1991.

(2) Incorporated by reference to Registrant's Post-Effective Amendment No. 15 to its Registration Statement on Form N-1A filed August 2, 1993.

(3) Incorporated by reference to Registrant's Post-Effective Amendment No. 18 to its Registration Statement on Form N-1A filed August 1, 1995.

(4) Incorporated by reference to Registrant's Post-Effective Amendment No. 19 to its Registration Statement on Form N-1A filed July 18, 1996.

(5) Incorporated by reference to Registrant's Post-Effective Amendment No. 21 to its Registration Statement on Form N-1A filed March 31, 1997.

(6) Incorporated by reference to Registrant's Post-Effective Amendment No. 23 to its Registration Statement on Form N-1A filed July 31, 1997.

(7)      Filed herewith.

Item 25.  Persons Controlled By or Under
          Common Control with Registrant

          Registrant is controlled by its Board of Directors.



Item 26.  Number of Holders of Securities

          The following information is as of May 6, 1998:


         Title of Class                                           Number of Record Holders
         --------------                                           ------------------------
Class A Common Stock (Tax-Exempt Money Fund)                                4,188
Class B Common Stock (Intermediate-Term Tax-Exempt Fund)                    1,245
Class C Common Stock (Long-Term Tax-Exempt Fund)                              837
Class D Common Stock (New York Intermediate-Term
                       Tax-Exempt Fund)                                       493
Class E Common Stock (California Tax-Exempt Income Fund)                      169
Class F Common Stock (Short-Term Tax-Exempt
                       Securities Fund)                                       372


Item 27.  Indemnification

                  Article VII, Section 3 of Registrant's Articles of Incorporation, filed as Exhibit (1)(a) hereto, and Article VI, Section 2 of Registrant's Bylaws, filed as Exhibit (2)(a) hereto, provide for the indemnification of Registrant's directors and officers. Indemnification of Registrant's principal underwriter, custodian, transfer agent and co-administrators is provided for, respectively, in Section 1.11 of the Distribution Contract incorporated herein by reference to Exhibit (6)(a) hereto, Section 12 of the Custody Agreement filed as Exhibit (8)(a) hereto,
Section 7 of the Mutual Funds Transfer Agency Agreement filed as Exhibit 9(c) hereto, and Section 6 of the Administration Agreement incorporated herein by reference to Exhibit 9(b) hereto. Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions.

In no event will Registrant indemnify any of its directors, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or arising under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release No. 11330 under the Investment Company Act of 1940 in connection with any indemnification.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser

          (a)  U.S Trust Company of Connecticut:

          U.S. Trust Company of Connecticut ("U.S. Trust CT") is a Connecticut State Bank and Trust Company located in Stamford, Connecticut. Set forth below are the names and principal businesses of the directors and certain senior executive officers of U.S. Trust CT, including those who are engaged in any other business, profession, vocation or employment of a substantial nature.



Position
with U.S.                                                     Principal                            Type of
Trust CT               Name                                   Occupation                           Business
--------               ----                                   ----------                           --------
Director               John N. Irwin                          Lawyer
                       1133 Avenue of the
                         Americas
                       New York, NY 10035

Director               June Noble Larkin                      Foundation                           Not-for-Profit
                       Edward John Noble                      Director                             Organization
                         Foundation, Inc.
                       32 East 57th Street
                       New York, NY 10022

Director               Tucker H. Warner                       Co-Founder,                          Consulting Firm
                       The Nutmeg Financial                   Partner &
                         Group, LLC                           Director
                       1157 Highland Avenue
                         West
                       Cheshire, CT 06903

Director               Thomas C. Clark                        Managing Director,                   Asset Management,
                       United States Trust                    United States Trust                  Investment and
                         Company of New York                  Company of New York                  Fiduciary Services
                       11 West 54th Street
                       New York, NY 10019

Director               Maribeth S. Rahe                       Vice Chairman,                       Asset Management,
                       United States Trust                    United States Trust                  Investment and
                         Company of New York                  Company of New York                  Fiduciary Services
                       114 West 47th Street
                       New York, NY 10036

Director               Frederick B. Taylor                    Vice Chairman,                       Asset Management,
                       United States Trust                    United States Trust                  Investment and
                         Company of New York                  Company of New York                  Fiduciary Services
                       114 West 47th Street
                       New York, NY 10036

Director               Kenneth G. Walsh                       Executive Vice                       Asset Management,
                       United States Trust                    President, United                    Investment and
                         Company of New York                  States Trust Company                 Fiduciary Services
                       114 West 47th Street                   of New York
                       New York, NY 10036

Director,              William V. Ferdinand                   Managing Director                    Asset Management,
Managing               U.S. Trust Company                     & CIO                                Fiduciary Services
Director &               of Connecticut                                                            & Private Banking
CIO                    225 High Ridge Road
                       Stamford, CT 06905


Position
with U.S.                                                     Principal                            Type of
Trust CT               Name                                   Occupation                           Business
--------               ----                                   ----------                           --------
Director,              W. Michael Funck                       President & CEO                      Asset Management,
President &            U.S. Trust Company                                                          Fiduciary Services
CEO                      of Connecticut                                                            & Private Banking
                       225 High Ridge Road
                       Stamford, CT 06905

Vice Presi-            Neil M. McDonnell                      Vice President &                     Asset Management,
dent &                 U.S. Trust Company                     Treasurer                            Fiduciary Services
Treasurer                of Connecticut                                                            & Private Banking
                       225 High Ridge Road
                       Stamford, CT 06905

Vice Presi-            Alberto Rodriguez                      Vice President &                     Asset Management,
dent &                 U.S. Trust Company                     Secretary                            Fiduciary Services
Secretary                of Connecticut                                                            & Private Banking
                       225 High Ridge Road
                       Stamford, CT 06905


                       (b)  United States Trust Company of New York.

          United States Trust Company of New York ("U.S. Trust NY") is a full-service state-chartered bank located in New York, New York. Set forth below are the names and principal businesses of the directors and certain senior executive officers of U.S. Trust NY, including those who are engaged in any other business, profession, vocation, or employment of a substantial nature.


Position
with U.S.                                                     Principal                            Type of
Trust NY               Name                                   Occupation                           Business
--------               ----                                   ----------                           --------
Director               Eleanor Baum                           Dean of School                       Academic
                       The Cooper Union for                   of Engineering
                        the Advancement
                        of Science & Art
                       51 Astor Place
                       New York, NY 10003

Director               Samuel C. Butler                       Partner in Cravath,                  Law Firm
                       Cravath, Swaine                        Swaine & Moore
                         & Moore
                       Worldwide Plaza
                       825 Eighth Avenue
                       New York, NY  10019

Director               Peter O. Crisp                         Chairman                             Venture
                       Venrock Inc.                                                                Capital
                       Room 5600
                       30 Rockefeller Plaza
                       New York, NY  10112

Director               Antonia M. Grumbach                    Partner in Patter-                   Law Firm
                       Patterson, Belknap,                    son, Belknap, Webb
                         Webb & Tyler LLP                     & Tyler
                       1133 Avenue of the
                        Americas
                       New York, NY 10036



Position
with U.S.                                                     Principal                            Type of
Trust NY               Name                                   Occupation                           Business
--------               ----                                   ----------                           --------


Director,              H. Marshall Schwarz                    Chairman of the                      Asset Management,
Chairman               United States Trust                    Board & Chief Exe-                   Investment and
of the Board             Company of New York                  cutive Officer of                    Fiduciary Services
and Chief              114 West 47th Street                   U.S. Trust Corp. and
Executive              New York, NY 10036                     U.S. Trust N.Y.
Officer

Director               Philippe de Montebello                 Director of the                      Art Museum
                       The Metropolitan Museum                Metropolitan
                         of Art                               Museum of Art
                       1000 Fifth Avenue
                       New York, NY  10028-0198

Director               Paul W. Douglas                        Retired Chairman of                  Coal Mining,
                       250 Park Avenue                        The Pittston Company                 Transportation
                       Suite 1800                                                                  and Security
                       New York, NY  10177                                                         Services

Director               Frederic C. Hamilton                   Chairman of the                      Investment and
                       The Hamilton Companies                 Board                                Venture Capital
                       1560 Broadway
                       Suite 2000
                       Denver, CO  80202

Director               John H. Stookey                        Corporate Director
                       Per Scholas Inc.                       and Trustee
                       131 Walnut Avenue
                       Bronx, New York 10454


Director               Robert N. Wilson                       Vice Chairman of                     Health Care
                       Johnson & Johnson                      the Board of Johnson                 Products
                       One Johnson &                          & Johnson
                         Johnson Plaza
                       New Brunswick, NJ 08933

Director               Peter L. Malkin                        Chairman of                          Law Firm
                       Wein, Malkin LLP                       Wein, Malkin & Bettex
                       Lincoln Building
                       60 East 42nd Street
                       New York, NY 10165

Director               David A. Olsen                         Vice Chairman                        Risk & Insurance
                       Marsh & McLennan, Inc.                                                      Services
                       125 Broad Street
                       New York, NY 10004

Director               Richard F. Tucker                      Retired Vice Chairman-               Petroleum
                       P.O.Box 2072                           Mobil Oil Corporation                and Chemicals
                       New York, NY 10163

Director               Carroll L. Wainright,                  Consulting Partner                   Law Firm
                       Jr.                                    of Milbank, Tweed,
                       Milbank, Tweed, Hadley                 Hadley & McCloy
                         & McCloy
                       One Chase Manhattan Plaza
                       New York, NY 10005



Position
with U.S.                                                     Principal                            Type of
Trust NY               Name                                   Occupation                           Business
--------               ----                                   ----------                           --------
Director               Ruth A. Wooden                         President & CEO                      Not for
                       The Advertising                                                             Profit Public
                        Council, Inc.                                                              Service
                       261 Madison Avenue                                                          Advertising
                       11th Floor
                       New York, NY 10016

Executive              Paul K. Napoli                         Executive                            Asset Management,
Vice                   United States Trust                    Vice President                       Investment and
President                Company of New York                                                       Fiduciary Services
                       114 West 47th Street
                       New York, NY 10036

Director and           Maribeth S. Rahe                       Vice Chairman                        Asset Management,
Vice Chair-            United States Trust                                                         Investment and
man                      Company of New York                                                       Fiduciary Services
                       114 West 47th Street
                       New York, NY 10036

Director               Frederick B. Taylor                    Vice Chairman and                    Asset Management,
Vice Chair-            United States Trust                    Chief Investment Of-                 Investment and
man and                  Company of New York                  ficer of U.S. Trust                  Fiduciary Services
Chief Invest-          114 West 47th Street                   Corporation and U.S.
ment Officer           New York, NY 10036                     Trust N.Y.


Director,              Jeffrey S. Maurer                      President and                        Asset Management,
President,             United States Trust                    Chief Operating                      Investment and
and Chief                Company of New York                  Officer                              Fiduciary Services
Operating              114 West 47th Street
Officer                New York, NY  10036

Trustee/               Daniel P. Davison                      Chairman, Christie,                  Fine Art
Director               Christie, Manson                       Manson & Woods                       Auctioneer
                         & Woods                              International, Inc.
                         International,Inc.
                       502 Park Avenue
                       New York, NY 10021

Trustee/               Orson D. Munn                          Chairman and                         Investment
Director               Munn, Bernhard &                       Director of Munn,                    Advisory
                         Associates, Inc.                     Bernhard & Asso-                     Firm
                       6 East 43rd Street                     ciates, Inc.
                       28th Floor
                       New York, NY 10017

Executive              John L. Kirby                          Executive                            Asset Management,
Vice                   United States Trust                    Vice President                       Investment and
President                Company of New York                                                       Fiduciary Services
                       114 West 47th Street
                       New York, NY 10030


Position
with U.S.                                                     Principal                            Type of
Trust NY               Name                                   Occupation                           Business
--------               ----                                   ----------                           --------

Executive              Kenneth G. Walsh                       Executive                            Asset Management,
Vice                   United States Trust                    Vice President                       Investment and
President                Company of New York                                                       Fiduciary Services
                       114 West 47th Street
                       New York, NY 10030

Director               Philip L. Smith                        Corporate Director and
                       P.O. Box 386                           Trustee
                       Ponte Verde Beach, FL 32004

Executive              John C. Hover, II                      Executive                            Asset Management,
Vice                   United States Trust                    Vice President                       Investment and
President                Company of New York                                                       Fiduciary Services
                       114 West 47th Street
                       New York, NY 10030

Executive              John M. Deignan                        Executive                            Asset Management,
Vice                   United States Trust                    Vice President                       Investment and
President                Company of New York                                                       Fiduciary Services
                       114 West 47th Street
                       New York, NY 10030


          (c) Investment Sub-Adviser - United States Trust Company of
California.

          United States Trust Company of California ("U.S. Trust California") serves as sub-adviser with respect to the California Tax-Exempt Income Fund. U.S. Trust California is a full-service state-chartered bank located in Los Angeles, California. Set forth below are the names and principal businesses of the directors and certain senior executive officers of U.S. Trust California, including those who are engaged in any other business, profession, vocation, or employment of a substantial nature.





Position
with U.S.
Trust                                                         Principal                            Type of
California             Name                                   Occupation                           Business
----------             ----                                   ----------                           --------

Director and           William R. Barrett, Jr.                 Managing                             Asset
Managing Director                                              Director                             Management,
                                                                                                    Investment
                                                                                                    and
                                                                                                    Fiduciary
                                                                                                    Services

Director                    Thomas C. Clark                   Managing                              Asset
                                                              Director                              Management,
                                                                                                    Investment
                                                                                                    and
                                                                                                    Fiduciary
                                                                                                    Services


Position
with U.S.
Trust                                                         Principal                            Type of
California                  Name                              Occupation                           Business
----------                  ----                              ----------                           --------
Director                    Jeffrey S. Maurer                 President                             Asset
                                                              and Chief                             Management,
                                                              Operating                             Investment
                                                              Officer                               and
                                                                                                    Fiduciary
                                                                                                    Services

Director/Managing           Robert M. Raney                   Managing Director                     Asset
Director and Chief                                            and Chief                             Management,
Investment Officer                                            Investment                            Investment
                                                              Officer                               and
                                                                                                    Fiduciary
                                                                                                    Services

Director/President          Gregory F. Sanford                President and                         Asset
and Chief Operating                                           Chief Operating                       Management,
Officer                                                       Officer                               Investment
                                                                                                    and
                                                                                                    Fiduciary
                                                                                                    Services

Director/Chairman           Franklin E. Ulf                   Chairman of the                       Asset
of the Board                                                  Board                                 Management,
                                                                                                    Investment
                                                                                                    and
                                                                                                    Fiduciary
                                                                                                    Services

Director and                Charles E. Wert                   Executive Vice                        Asset
Executive Vice                                                President                             Management,
President                                                                                           Investment
                                                                                                    and
                                                                                                    Fiduciary
                                                                                                    Services


Item 29.  Principal Underwriter

          (a) Edgewood Services, Inc., the Distributor for shares of the Registrant, also acts as principal underwriter for the following open-end investment companies: BT Advisor Funds, BT Pyramid Mutual Funds, BT Investment Funds, BT Institutional Funds, Deutsche Portfolios, Deutsche Funds, Inc., Excelsior Funds, Inc., Excelsior Institutional Trust, Excelsior Funds, FTI Funds, FundManager Portfolios, Great Plains Funds, Marketvest Funds, Marketvest Funds, Inc., Old Westbury Funds, Inc. Robertsons Stephens Investment Trust, WesMark Funds and WCT Funds.

(b)      Names and Principal         Positions and Offices with    Offices with
         Business Addresses               the Distributor           Registrant
         ------------------               ---------------           ----------

         Lawrence Caracciolo           Director and President,         --
         5800 Corporate Drive          Edgewood Services, Inc.
         Pittsburgh, PA  15237-5829

         Arthur L. Cherry              Director,                       --
         5800 Corporate Drive          Edgewood Services, Inc.
         Pittsburgh, PA  15237-5829

         J. Christopher Donahue        Director,                       --
         5800 Corporate Drive          Edgewood Services, Inc.
         Pittsburgh, PA  15237-5829

         Ronald M. Petnuch             Vice President,                 --
         5800 Corporate Drive          Edgewood Services, Inc.
         Pittsburgh, PA  15237-5829

         Thomas P. Schmitt             Vice President,                 --
         5800 Corporate Drive          Edgewood Services, Inc.
         Pittsburgh, PA  15237-5829

         Thomas P. Scholes             Vice President,
         5800 Corporate Drive          Edgewood Services, Inc.
         Pittsburgh, PA 15237-5829

         Ernest L. Linane              Assistant Vice President,
         5800 Corporate Drive          Edgewood Services, Inc.
         Pittsburgh, PA  15237-5829

         S. Elliott Cohan              Assistant Secretary,            Assistant
         5800 Corporate Drive          Edgewood Services, Inc.         Secretary
         Pittsburgh, PA  15237-5829

         Thomas J. Ward                Assistant Secretary,            --
         5800 Corporate Drive          Edgewood Services, Inc.
         Pittsburgh, PA  15237-5829

         Kenneth W. Pegher, Jr.        Treasurer,                      --
         5800 Corporate Drive          Edgewood Services, Inc.
         Pittsburgh, PA  15237-5829


          (c) Not Applicable.

Item 30.  Location of Accounts and Records

          (1) United States Trust Company of New York, 114 W. 47th Street, New York, NY 10036 (records relating to its functions as investment adviser and transfer agent).

          (2) U.S. Trust Company of Connecticut, 225 High Ridge Road, East Building, Stamford, Connecticut 06905 (records relating to its function as investment adviser and co-administrator).

          (3) United States Trust Company of California, 515 South Flower Street, Los Angeles, CA 90071 (records relating to its function as sub-adviser to the California Tax-Exempt Income Fund).

          (4) Edgewood Services, Inc., Clearing Operations, 5800 Corporate Drive, Pittsburgh, PA 15237-5829 (records relating to its function as distributor).

          (5) Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108-3913 (records relating to its function as co-administrator and sub-transfer agent).

          (6) Federated Administrative Services, Federated Investors Tower, Pittsburgh, PA 15222-3779 (records relating to its function as co-administrator).

          (7) The Chase Manhattan Bank, 3 Chase MetroTech Center, 8th Floor, Brooklyn, NY 11245 (records relating to its function as custodian).

          (8) Drinker Biddle & Reath LLP, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496 (Registrants' Articles of Incorporation, Bylaws, and Minute Books).

Item 31.  Management Services

          Inapplicable.

Item 32.  Undertakings

          Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest available Annual Report to Shareholders which includes Management's Discussion of Registrant's performance, upon request and without charge.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 (the "1933 Act") and the Investment Company Act of 1940, Excelsior Tax-Exempt Funds, Inc. has duly caused this Post-Effective Amendment No. 24 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia and the Commonwealth of Pennsylvania on the 15th day of May, 1998.

                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                       Registrant

                       *Frederick S. Wonham
                       ------------------------------
                       Frederick S. Wonham, President
                       (Signature and Title)

          Pursuant to the requirements of the 1933 Act, this Amendment No. 24 has been signed below by the following persons in the capacities and on the dates indicated.



    Signature                                 Title                                    Date
    ---------                                 -----                                    ----
*Frederick S. Wonham                          Chairman of the                          May 15, 1998
 ------------------------                     Board, President
 Frederick S. Wonham                          and Treasurer

*Joseph H. Dugan
 ------------------------
 Joseph H. Dugan                              Director                                 May 15, 1998

*Donald L. Campbell
 ------------------------
 Donald L. Campbell                           Director                                 May 15, 1998

*Wolfe J. Frankl
 ------------------------
 Wolfe J. Frankl                              Director                                 May 15, 1998

*Robert A. Robinson
 ------------------------
 Robert A. Robinson                           Director                                 May 15, 1998

*Alfred Tannachion
 ------------------------
 Alfred Tannachion                            Director                                 May 15, 1998

*W. Wallace McDowell, Jr.
 ------------------------
 W. Wallace McDowell, Jr.                     Director                                 May 15, 1998

*Jonathan Piel
 ------------------------
 Jonathan Piel                                Director                                 May 15, 1998

*Rodman L. Drake
 ------------------------
 Rodman L. Drake                              Director                                 May 15, 1998

* By: /s/ W. Bruce McConnel, III
      ---------------------------
      W. Bruce McConnel, III, Attorney-in-Fact



                             EXCELSIOR FUNDS, INC.
                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST
                                EXCELSIOR FUNDS



                               POWER OF ATTORNEY


                  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.'s, Excelsior Tax-Exempt Funds, Inc.'s, Excelsior Institutional Trust's, and Excelsior Funds' (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and said attorney shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.



Dated: May 16, 1997                                   /s/ Alfred C. Tannachion
                                                     -------------------------
                                                          Alfred C. Tannachion

                             EXCELSIOR FUNDS, INC.
                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST
                                EXCELSIOR FUNDS



                               POWER OF ATTORNEY


                  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.'s, Excelsior Tax-Exempt Funds, Inc.'s, Excelsior Institutional Trust's and Excelsior Funds' (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.



Dated: May 16, 1997                                   /s/ Donald L. Campbell
                                                     -----------------------
                                                          Donald L. Campbell

                             EXCELSIOR FUNDS, INC.
                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST
                                EXCELSIOR FUNDS



                               POWER OF ATTORNEY


                  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.'s, Excelsior Tax-Exempt Funds, Inc.'s, Excelsior Institutional Trust's and Excelsior Funds' (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.



Dated: May 16, 1997                                   /s/ Joseph H. Dugan
                                                     --------------------
                                                          Joseph H. Dugan

                             EXCELSIOR FUNDS, INC.
                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST
                                EXCELSIOR FUNDS



                               POWER OF ATTORNEY


                  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.'s, Excelsior Tax-Exempt Funds, Inc.'s, Excelsior Institutional Trust's and Excelsior Funds' (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.



Dated: May 16, 1997                                   /s/ Robert A. Robinson
                                                     -----------------------
                                                          Robert A. Robinson

                             EXCELSIOR FUNDS, INC.
                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST
                                EXCELSIOR FUNDS



                               POWER OF ATTORNEY


                  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.'s, Excelsior Tax-Exempt Funds, Inc.'s, Excelsior Institutional Trust's and Excelsior Funds' (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.



Dated: May 16, 1997                                   /s/ Wolfe J. Frankl
                                                     --------------------
                                                          Wolfe J. Frankl

                             EXCELSIOR FUNDS, INC.
                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST
                                EXCELSIOR FUNDS



                               POWER OF ATTORNEY


                  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints W. Bruce McConnel, III his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as director/trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.'s, Excelsior Tax-Exempt Funds, Inc.'s, Excelsior Institutional Trust's and Excelsior Funds' (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and said attorney shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney may lawfully do or cause to be done by virtue hereof.



Dated: May 16, 1997                                   /s/ Frederick S. Wonham
                                                     ------------------------
                                                          Frederick S. Wonham

                             EXCELSIOR FUNDS, INC.
                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST
                                EXCELSIOR FUNDS



                               POWER OF ATTORNEY


                  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.'s, Excelsior Tax-Exempt Fund's, Excelsior Institutional Trust's and Excelsior Funds' (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.



Dated: May 16, 1997                                   /s/ Rodman L. Drake
                                                     --------------------
                                                          Rodman L. Drake

                             EXCELSIOR FUNDS, INC.
                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST
                                EXCELSIOR FUNDS



                               POWER OF ATTORNEY


                  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, to execute amendments to Excelsior Funds, Inc,'s, Excelsior Tax-Exempt Funds, Inc.'s, Excelsior Institutional Trust's and Excelsior Funds' (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.



Dated: May 16, 1997                                   /s/ W. Wallace McDowell
                                                     ------------------------
                                                          W. Wallace McDowell

                             EXCELSIOR FUNDS, INC.
                       EXCELSIOR TAX-EXEMPT FUNDS, INC.
                         EXCELSIOR INSTITUTIONAL TRUST
                                EXCELSIOR FUNDS



                               POWER OF ATTORNEY


                  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints Frederick S. Wonham and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, to execute amendments to Excelsior Funds, Inc.'s, Excelsior Tax-Exempt Funds, Inc.'s, Excelsior Institutional Trust's and Excelsior Funds' (collectively, the "Companies") respective Registration Statements on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts") and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that either of said attorneys may lawfully do or cause to be done by virtue hereof.



Dated: May 17, 1997                          /s/ Jonathan Piel
                                            ------------------
                                                 Jonathan Piel

                                  EXHIBIT INDEX

Exhibit
No.                            Description of Exhibit
---                            ----------------------


(1)(a)            Articles of Incorporation of Registration dated August 7,
                  1984.

(1)(b)            Articles Supplementary of Registrant dated April 27, 1990.

(1)(c) Articles Supplementary of Registrant concerning the increase of authorized capital stock dated as of December 23, 1992.

(2)(a)            Amended and Restated Bylaws of Registrant dated February 10,
                  1995.

(2)(b)            Amendment No. 1 to Bylaws of Registrant dated May 16, 1997.

(5)(c) Sub-Advisory Agreement among U.S. Trust Company of Connecticut, United States Trust Company of New York and United States Trust Company of California dated May 16, 1997 with respect to the California Tax-Exempt Income Fund.

(8)(a) Custody Agreement dated September 1, 1995 between Registrant and The Chase Manhattan Bank.

(9)(a) Amended and Restated Administrative Services Plan and Related Form of Shareholder Servicing Agreement dated February 21, 1994, as amended as of May 16, 1997.

(9)(c)            Mutual Funds Transfer Agency Agreement dated as of
                  September 1, 1995 between Registrant and United States Trust Company of New York.

(9)(d) Mutual Funds Sub-Transfer Agency Agreement dated as of September 1, 1995 between United States Trust Company of New York and Chase Global Funds Services Company.

(10)              Opinion of Counsel.

(11)              Consent of Drinker Biddle & Reath LLP.

(13)(a) Purchase Agreement between Registrant and Shearson Lehman Brothers Inc. dated February 6, 1985.